---------------------

                DEAR ANCHOR SERIES TRUST INVESTOR:

                  We are pleased to present our semiannual report for the Anchor
                Series Trust, the underlying investment portfolios for the ICAP II Variable Annuity issued by Anchor National Life Insurance Company and First SunAmerica Life Insurance Company.

                 The following information is from SunAmerica Asset Management
                Corp. ("SAAMCo") and Wellington Management Company, LLP ("Wellington Management"), the respective investment adviser and subadviser for the Anchor Series Trust portfolios. We believe this information will provide you with insight into the financial markets and how various market and economic conditions have affected the performance of your investment portfolios over the past six months.

                FINANCIAL MARKET OVERVIEW

                  The Federal Reserve's tightening monetary policy (i.e., its efforts to raise interest rates to limit the money supply and keep inflation in check) has been a key source of volatility in the U.S. equity market. The Standard & Poor's Composite Index of 500 Stocks ("S&P 500") was down 0.4% for the first half of the year, although there were some areas of strength among U.S. stocks, most notably the health care sector which was up over 24% since the beginning of the year.

                  In contrast, small-cap and mid-cap stocks delivered positive results for the first six months of the year, with the small-cap stock Russell 2000 Index gaining 3.0% and the Target Mid Cap 750 Index increasing by 7.6%. On the international front, France and Canada were two of the few major equity markets to post gains for the six months ended June 30, 2000. Despite a brief rally during the first quarter, the Emerging Markets sector closed the period down sharply (nearly 8.0% for the six-month period) due largely to concerns of political instability in Mexico and fiscal deficits in Argentina.

                  Within the fixed income markets, the U.S. Treasury bond market rallied sharply during the first quarter and held onto those gains through the second quarter as the yield on 30-year government bonds fell from 6.5% to 5.9% during the six-month period. Shrinking Treasury supplies and debt buybacks (or repurchases by the federal government) are beginning to have a pronounced effect on Treasury yields. This effect should continue given the magnitude of debt reduction that is likely to occur in the years ahead. From a cyclical standpoint, the end of Federal Reserve tightening, slower U.S. growth, and receding inflationary pressures should also provide a boost to the U.S. bond market.

                GLOBAL ECONOMIC OVERVIEW

                  Global growth appears to be moderating. Signs of slowing
                growth are beginning to appear in the U.S.; for example, consumer spending moderated during the second quarter, and housing activity continued to lose momentum. We expect to see additional signs of slowing in Europe during the second half of 2000. After a year of steady interest rate rises, the Federal Reserve and the European Central Bank are likely to adopt a wait-and-see attitude in the coming months.

                  In Japan, recession fears have faded as the economy recovers gradually. The outcome of the recent general election in Japan suggests that there will be no bold steps to promote economic restructuring or to curb a fast-rising public debt. However, increases in technology-investment, consumption, and exports will likely continue to support growth.
                                                           ---------------------

---------------------

                  Meanwhile, in Asia, the emerging economies are expected to continue growing, but at a less torrid pace, as consumer-led recoveries have faded and exports are slowing. In Latin America, growth rates generally lag those in Asia, but they have not yet peaked and could continue to rise. Growth is expected to remain strong in Central and Eastern Europe.

                ECONOMIC OUTLOOK

                  Going forward, the key message is decelerating growth. We
                expect real Gross Domestic Product in the U.S. to rise 5.0% in 2000 and 4.0% next year. At most, we expect the Federal Reserve to increase rates another 0.25%. Higher energy prices continue to boost inflation in the near term. Over the longer term, we expect inflation (the Consumer Price Index) to average 3.0% this year and 2.0% in 2001. Outside of the U.S., the global economy is projected to expand at an estimated 4.2% in 2000 and 3.7% in 2001. In particular, the European economies are likely to show solid growth of 3.0% or more -- bolstered by a competitive Euro currency. However, we expect other Asia/ Pacific economies to increase at growth rates of nearly 7.0% annually over the next two years. In Latin America, Brazil and Mexico are expected to continue growing next year -- at approximately 4.5%.

                  In light of the current market conditions and our economic outlook, we have prepared the following investment commentary for each of the nine Anchor Series Trust portfolios for the six months ended June 30, 2000.

                EQUITY PORTFOLIOS

                  The Growth and Income Portfolio seeks high current income and long-term capital appreciation through investments in common stocks. The portfolio returned 1.1% during the first half of 2000, outperforming the Lipper Growth and Income variable annuity funds' average return of -1.1% and the S&P 500's return of -0.4%. The portfolio benefited significantly from its holdings in the health care and information technology sectors. As of June 30, 2000, the portfolio's largest sector positions were as follows: 30.8% in information technology, 15.3% in health care, 12.3% in finance, and 8.8% in industrial and commercial. The portfolio was 98.4% invested in stocks with a market capitalization of $10 billion or more.

                  The Growth Portfolio seeks capital appreciation through
                investments in large and medium-size companies that have above-average growth records and continued prospects for solid growth in the future. The portfolio posted a 7.5% return in the first six months of 2000, well ahead of the Lipper Growth variable annuity funds category, which on average returned 3.3% over this period. The portfolio also outperformed the S&P 500's return of -0.4% for the six-month period. Major sector concentrations as of June 30, 2000 were as follows: 35.2% in information technology, 14.3% in health care, 9.7% in finance, and 8.4% in information and entertainment. The portfolio was positioned with 8.0% of assets invested in stocks which are below $3 billion in market capitalization, 16.7% in stocks between $3 and $10 billion in market capitalization, 27.8% in stocks between $10 and $50 billion in market capitalization, and 47.5% in stocks above $50 billion in market capitalization.

                  The Capital Appreciation Portfolio seeks long-term capital appreciation through investments in growth equity securities that are widely diversified by industry and company. These securities will generally consist of a great proportion of smaller companies that may be newer and less seasoned, or that represent new or changing industries. The Capital Appreciation Portfolio generated a return of 7.1% for the first six
---------------------

---------------------

                months of 2000, compared to the 3.2% average return of the Lipper Capital Appreciation variable annuity funds, the -0.4% return of the S&P 500 Index, and 3.0% return of the Russell 2000 Index. The health care and information technology sectors contributed significantly to the portfolio's strong performance. At the end of June, the portfolio's major investments were in the following sectors: 27.7% in information technology, 23.8% in information & entertainment, 12.9% in health care, and 7.8% in utilities. In terms of market capitalization, more than half of the portfolio's holdings was invested in stocks of above $10 billion.

                  The Natural Resources Portfolio seeks to outpace inflation through investments in natural resource companies around the world. The portfolio provided investors with an 8.3% return for the first six months of 2000, trailing the Lipper Natural Resources variable annuity funds' category average of 9.6%. Longer-term returns remain ahead of this Lipper average. Among the various portfolio sectors, the energy equipment and services companies provided the best returns, while metals companies performed the worst. The portfolio on June 30, 2000 was comprised of 68.9% in energy stocks, 22.1% in metals and minerals, 3.2% in precious metals, 3.0% in cash and cash equivalents, and 2.8% in forest products and paper.

                FIXED INCOME PORTFOLIOS

                  The Money Market Portfolio generated a 2.78% return in the first half of 2000, slightly trailing the 2.80% average return of the Lipper category of Money Market variable annuity funds. The Federal Reserve responded to strong economic data in May by aggressively raising short-term rates from 6.0% to 6.5%. This was the sixth rate hike since June 1999, for a cumulative increase of 1.75%. On the heels of this latest rate hike, economic data began to show a moderation in activity, especially in manufacturing, housing, and consumer spending. In this environment, we feel comfortable with a longer average maturity than we have maintained in the past. We will implement this strategy by buying longer-term issues in order to lock in higher yields. On June 30, 2000, the portfolio had a weighted average maturity of 58 days and was comprised of 70.6% commercial paper, 15.2% bank product cash equivalents, 10.7% floating rate notes, and 3.5% in other money market instruments.

                  The Government and Quality Bond Portfolio seeks to provide relatively high current income, liquidity, and security of principal. The portfolio posted a 3.7% return for the six months ended June 30, 2000, trailing the Lipper category of General U.S. Government variable annuity funds' average return of 4.3%. In comparison, the Lehman Aggregate Index returned 4.0% over the six-month period. At the end of June, the portfolio maintained a longer duration stance of 5.2, relative to the 4.9 duration of the Lehman Aggregate Index. As of June 30, 2000, the portfolio was diversified in the following sectors: 39.9% in mortgage-backed securities, 25.0% in investment grade corporate bonds, 29.2% in U.S. government and agency securities, 4.9% in cash equivalents, and 1.0% in asset-backed securities.

                  The High Yield Portfolio seeks to provide high current income and capital appreciation by investing in corporate bonds rated BBB/Baa or lower. The portfolio provided investors with a -2.0% return for the first six months of 2000, trailing the Lehman High Yield Index which returned -1.2% and the Lipper High Yield variable annuity funds which returned -1.1% on average. The high yield market showed a tentative bounce late in this six-month period. Sentiment improved modestly following data that indicated high yield mutual funds had experienced positive cash inflows during the month of June. For the six months ended June 30, 2000, high yield mutual funds have suffered outflows of $6.5 billion. The recent inflows may reflect investors' belief that the
                                                           ---------------------

---------------------

                Federal Reserve may be near the end of its interest rate tightening. Nevertheless, the market remains choppy. On June 30, the portfolio's fixed income holdings were comprised of 2.8%
                AAA - BBB rated securities, 19.5% BB rated securities, 68.3% B rated securities, and 9.4% below B or unrated securities. In terms of corporate sector weightings, the largest areas of investment were 13.0% in technology, 12.7% in telecommunications, 7.0% in communications and media, and 6.6% in cable.

                BALANCED PORTFOLIOS

                  The Multi-Asset Portfolio seeks to provide investors with
                long-term total investment return consistent with moderate investment risk. The portfolio currently invests approximately 60.4% of its assets in U.S. equities and 32.5% in U.S. investment grade bonds. The portfolio returned 2.9% for the first six months of 2000, outperforming the Lipper category of Flexible variable annuity funds, which returned 1.9% on average for the period. The portfolio's strong stock picks and its relatively high exposure to stocks contributed to the positive returns. The portfolio's asset class mix at the end of June was 60.4% equities, 33.3% fixed-income securities, and 6.3% cash equivalents.

                  The Strategic Multi-Asset Portfolio seeks to obtain high total returns through investments in core global stocks, aggressive stocks, and global fixed income securities. The portfolio generated a -0.6% return for the six months ended June 30, 2000. These results trailed the average return of 0.0% for the Lipper category of Global Flexible variable annuity funds -- although on a longer-term basis, the portfolio's returns remain well ahead of the Lipper average. Looking ahead, we believe that strong earnings and global economic growth will continue to create a positive environment for global equities. In addition, we believe that investor expectations have shifted toward a more benign interest rate environment supportive of equities. As a result, the portfolio is currently positioned quite aggressively in favor of equities. The portfolio's asset allocation mix at the end of June was as follows: 44.1% core global equities, 28.3% global fixed income including high yield securities, 15.0% aggressive equities, and 12.6% cash equivalents.

                  This concludes the overview from SAAMCo and Wellington
                Management. We look forward to reporting to you once again in six months, and we appreciate the confidence you place in us with your retirement assets.

                Sincerely,

                /s/ ELI BROAD
                Eli Broad
                Chairman and Chief Executive Officer
                Anchor National Life Insurance Company
                First SunAmerica Life Insurance Company

                August 18, 2000
                -------------------------------

                Note: All performance figures quoted are for the Anchor Series Trust. They do not reflect fees and charges associated with the variable annuity. Past performance is not a guarantee of future results.

                Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to experience greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Investments in securities related to gold or other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial, and political factors. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.
---------------------

---------------------

    ANCHOR SERIES TRUST
    MONEY MARKET PORTFOLIO                 INVESTMENT PORTFOLIO -- JUNE 30, 2000
                                                                     (UNAUDITED)

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 100.3%                                 AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       ASSET-BACKED SECURITIES -- 2.3%
                       Strategic Money Market Trust 6.40% due 9/13/00 (1)
                         (cost $1,500,000).........................................  $1,500,000   $ 1,500,000
                                                                                                  ------------
                       BANK NOTES -- 12.9%
                       Bank of Scotland 5.73% due 7/03/00..........................   1,000,000       999,998
                       Barclays Bank PLC 6.71% due 2/09/01.........................   1,500,000     1,499,564
                       Credit Agricole Indosuez New York 6.84% due 3/28/01.........   1,000,000       999,790
                       Deutsche Bank AG 6.75% due 2/22/01..........................   1,000,000       999,693
                       Dresdner Bank 6.71% due 2/26/01.............................   1,000,000       999,727
                       Royal Bank of Canada 5.70% due 7/03/00......................   1,000,000       999,997
                       Svenska Handelsbanken 6.75% due 3/16/01.....................   1,000,000       999,665
                       United States Bank NA MN 5.92% due 10/02/00.................   1,000,000       999,805
                                                                                                  ------------
                       TOTAL BANK NOTES (cost $10,084,623).........................                 8,498,239
                                                                                                  ------------
                       COMMERCIAL PAPER -- 70.6%
                       Aesop Funding Corp. 6.66% due 8/16/00.......................   1,600,000     1,586,384
                       Alcoa, Inc. 6.55% due 7/05/00...............................   1,000,000       999,272
                       APRECO, Inc. 6.59% due 7/31/00..............................   1,600,000     1,591,213
                       AT&T Co. 6.55% due 8/23/00..................................   1,600,000     1,584,571
                       Centric Capital Corp. 6.90% 7/07/00.........................   1,300,000     1,298,505
                       Coca Cola Co. 6.55% due 8/15/00.............................   1,800,000     1,785,263
                       Columbia University 6.58% due 8/16/00.......................   1,000,000       991,592
                       Delaware Funding Corp. 6.57% due 8/15/00....................   1,600,000     1,586,860
                       Edison Asset Security 6.56% due 8/14/00.....................   1,600,000     1,587,172
                       Enterprise Capital Funding Corp. 6.58% due 8/15/00..........   1,600,000     1,586,840
                       EW Scripps Co. 6.58% due 8/15/00............................   1,600,000     1,586,840
                       Falcon Asset Securitization Corp. 6.56% 7/27/00.............   1,600,000     1,592,420
                       General Electric Capital Corp. 6.62% 7/31/00................   1,700,000     1,690,622
                       General Motors Acceptance Corp. 6.60% due 7/26/00...........   1,200,000     1,194,500
                       Glaxo Wellcome PLC 6.60% due 8/15/00........................   1,672,000     1,658,206
                       Goldman Sachs & Co. 6.65% due 7/07/00.......................   1,600,000     1,598,227
                       Illinois Tool Works, Inc. 6.53% due 7/28/00.................   1,600,000     1,592,164
                       Island Finance, Inc. 6.57% due 8/07/00......................   1,600,000     1,589,196
                       Johnson & Johnson 6.54% due 8/01/00.........................   1,695,000     1,685,454
                       Kellogg Co. 6.55% due 8/14/00...............................   1,600,000     1,587,191
                       Kimberly-Clark Corp. 6.54% due 8/04/00......................   1,600,000     1,590,117
                       Kitty Hawk Funding Corp. 6.53% 7/13/00......................   1,716,000     1,712,265
                       Morgan Stanley Group, Inc. 6.56% 8/08/00....................   1,600,000     1,588,921
                       National Rural Utilities 6.67% 7/12/00......................   1,600,000     1,596,739
                       New York Times Co. 6.61% due 8/15/00........................   1,600,000     1,586,780
                       Salomon Smith Barney Holdings, Inc. 6.55% due 8/11/00.......   1,600,000     1,588,064
                       Variable Funding Capital Corp. 6.67% due 7/06/00............   1,600,000     1,598,545
                       Wal-Mart Stores, Inc. 6.57% due 8/15/00.....................   1,600,000     1,586,860
                       Woolwich 6.60% due 9/15/00..................................   1,600,000     1,577,707
                       Yale University 6.65% due 7/05/00...........................   1,600,000     1,598,837
                                                                                                  ------------
                       TOTAL COMMERCIAL PAPER (cost $35,670,786)...................                46,397,327
                                                                                                  ------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 14.5%
                       Fleet Financial Group, Inc. 6.45% due 7/28/00 (1)...........  $2,000,000   $ 2,000,122
                       International Business Machines Corp. 5.95% due 8/17/00.....   1,500,000     1,499,864
                       Key Bank 6.89% due 8/31/00 (1)..............................   2,000,000     2,000,000
                       Morgan (J.P.) & Co., Inc. 6.80% due 2/23/01.................   1,000,000     1,000,000
                       Peoples Security Life Insurance Co. 6.66% due 8/01/00 (1)...   2,000,000     2,000,000
                       SBC Communications, Inc. 6.68% due 5/15/01 (1)..............   1,000,000     1,000,000
                                                                                                  ------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $18,640,143).........                 9,499,986
                                                                                                  ------------
                       TOTAL SHORT-TERM SECURITIES (cost $65,895,552)..............                65,895,552
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $65,895,552)                                100.3%                  65,895,552
                       Liabilities in excess of other assets --             (0.3)                    (229,662)
                                                                          ------                  ------------
                       NET ASSETS --                                       100.0%                 $65,665,890
                                                                          ======                  ============

              -----------------------------

              (1) Variable rate security -- the rate reflected is as of June 30,
                  2000; maturity date reflects next reset date.

              See Notes to Financial Statements.

---------------------

---------------------

    ANCHOR SERIES TRUST
    GOVERNMENT & QUALITY BOND
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JUNE 30, 2000
                                                                     (UNAUDITED)

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 95.1%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       ASSET-BACKED SECURITIES -- 1.0%
                       Toyota Auto Receivables Owner Trust 7.18% 2004..............  $ 5,000,000   $  5,013,150
                                                                                                   -------------
                       CONSUMER DISCRETIONARY -- 1.0%
                       Wal-Mart Stores, Inc. 6.75% 2023............................    5,000,000      4,694,550
                                                                                                   -------------
                       FINANCE -- 9.1%
                       Ace INA Holding, Inc. 8.30% 2006............................    5,000,000      5,046,250
                       Associates Corp. North America 6.00% 2005...................    5,000,000      4,673,850
                       Citicorp. 6.75% 2007........................................    5,000,000      4,867,900
                       CS First Boston Mortgage Securities Corp. 7.24% 2029........    5,000,000      4,937,900
                       Ford Motor Credit Co. 7.20% 2007............................    5,000,000      4,798,050
                       General Electric Capital Corp. 7.50% 2035...................    5,000,000      4,937,150
                       General Reinsurance Corp. 9.00% 2009........................    5,000,000      5,278,300
                       Morgan (J.P.) & Co., Inc. 6.25% 2005........................    5,000,000      4,722,150
                       Ohio National Life Insurance Co. 8.50% 2026*................      200,000        194,176
                       Toyota Motor Credit Corp. 5.50% 2008........................    5,000,000      4,305,150
                       United States Bancorp 7.50% 2026............................      400,000        397,616
                                                                                                   -------------
                                                                                                     44,158,492
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 8.0%
                       Diageo Capital PLC 6.13% 2005...............................    5,000,000      4,709,950
                       Hewlett Packard Co. 7.15% 2005..............................    5,000,000      5,009,150
                       Lucent Technologies, Inc. 5.50% 2008........................    5,950,000      5,296,452
                       Motorola, Inc. 5.80% 2008...................................    5,000,000      4,539,605
                       Postal Square L.P. 8.95% 2022...............................    4,604,550      5,382,857
                       SCL Terminal Aereo Santiago SA 6.95% 2012*..................    5,000,000      4,603,250
                       Stanford University 6.88% 2024..............................    5,000,000      4,597,215
                       United Technologies Corp. 6.63% 2004........................    5,000,000      4,890,640
                                                                                                   -------------
                                                                                                     39,029,119
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.1%
                       Walt Disney Co. 5.80% 2008..................................    6,000,000      5,444,460
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 1.0%
                       Pitney Bowes, Inc. 5.50% 2004...............................    5,000,000      4,737,100
                                                                                                   -------------
                       TRANSPORTATION -- 3.6%
                       American Airlines 7.02% 2009................................    3,225,000      3,036,112
                       Continental Airlines, Inc. 6.32% 2008.......................    5,000,000      4,516,900
                       FedEx Corp. 6.72% 2022......................................    4,902,191      4,457,709
                       United Parcel Service of America, Inc. 8.38% 2020...........    5,000,000      5,364,100
                                                                                                   -------------
                                                                                                     17,374,821
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES -- 67.2%
                       Federal Home Loan Banks 5.13% 2003..........................  $34,785,000   $ 32,909,741
                       Federal Home Loan Mortgage Corp. 5.75% 2003.................   20,000,000     19,315,600
                       Federal Home Loan Mortgage Corp. 6.00% 2008 - 2013..........   13,941,274     13,263,773
                       Federal Home Loan Mortgage Corp. 6.50% 2029.................   23,208,910     21,924,871
                       Federal Home Loan Mortgage Corp. 7.00% 2010 - 2011..........    8,216,557      8,099,456
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................      239,629        237,010
                       Federal Home Loan Mortgage Corp. 14.75% 2010................       61,362         69,549
                       Federal National Mortgage Association 6.00% 2009 - 2028.....   20,424,498     19,552,698
                       Federal National Mortgage Association 6.50% 2012 - 2029.....    9,642,607      9,283,640
                       Federal National Mortgage Association 7.00% 2010 - 2011.....    3,377,619      3,330,093
                       Federal National Mortgage Association 8.00% 2099............   10,000,000     10,042,200
                       Government National Mortgage Association 6.50% 2023 -
                         2029......................................................   79,832,439     75,782,033
                       Government National Mortgage Association 7.00% 2009 -
                         2029......................................................   16,860,767     16,498,381
                       Government National Mortgage Association 7.50% 2022 -
                         2023......................................................    7,646,746      7,615,838
                       Government National Mortgage Association 10.00% 2013 -
                         2017......................................................      830,542        874,506
                       Government National Mortgage Association 11.50% 2014........        4,962          5,341
                       Government National Mortgage Association 12.00% 2016........        5,212          5,721
                       Government National Mortgage Association 12.75% 2014........       43,744         47,736
                       Government National Mortgage Association 13.50% 2014........        4,636          5,270
                       United States Treasury Bonds 8.88% 2017.....................   25,000,000     31,867,250
                       United States Treasury Bonds 8.88% 2019.....................   27,250,000     35,071,567
                       United States Treasury Notes 5.50% 2001.....................   20,000,000     19,796,800
                                                                                                   -------------
                                                                                                    325,599,074
                                                                                                   -------------
                       UTILITIES -- 3.1%
                       AT&T Corp. 6.00% 2009.......................................    5,000,000      4,446,050
                       Deutsche Telekom International 8.00% 2010...................    5,000,000      5,010,350
                       Hydro Quebec Electric 8.40% 2022............................    5,000,000      5,384,550
                                                                                                   -------------
                                                                                                     14,840,950
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $476,101,455).............                 460,891,716
                                                                                                   -------------
                       SHORT-TERM SECURITIES -- 0.0%
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES -- 0.0%
                       Federal Home Loan Participation 11.00% due 9/01/00..........          148            149
                       Government National Mortgage Association 10.00% due
                         11/15/00..................................................        1,188          1,194
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $1,336)...................                       1,343
                                                                                                   -------------
                       REPURCHASE AGREEMENT -- 6.7%
                       -----------------------------------------------------------------------------------------
                       Joint Repurchase Agreement Account (see Note 3)
                         (cost $32,735,000)........................................   32,735,000     32,735,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $508,837,791)                                101.8%                  493,628,059
                       Liabilities in excess of other assets --              (1.8)                   (8,950,786)
                                                                            ------                 -------------
                       NET ASSETS --                                        100.0%                 $484,677,273
                                                                            ======                 =============


              -----------------------------

              * Resale restricted to qualified institutional buyers

              See Notes to Financial Statements.

---------------------

---------------------

    ANCHOR SERIES TRUST
    HIGH YIELD PORTFOLIO                   INVESTMENT PORTFOLIO -- JUNE 30, 2000
                                                                     (UNAUDITED)

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 89.4%                                          AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       AEROSPACE & MILITARY TECHNOLOGY -- 2.4%
                       Argo Tech Corp. 8.63% 2007..................................  $ 40,000    $    28,000
                       Hexcel Corp. 9.75% 2009.....................................    45,000         40,050
                       L-3 Communications Corp. 8.50% 2008.........................   100,000         92,000
                       Level 3 Communications, Inc. 9.13% 2008.....................    50,000         44,875
                       Loral Space & Communications Ltd. 9.50% 2006................   100,000         72,500
                       Moog, Inc., Series B 10.00% 2006............................   150,000        149,250
                                                                                                 ------------
                                                                                                     426,675
                                                                                                 ------------
                       AUTOMOTIVE -- 2.1%
                       Accuride Corp., Series B 9.25% 2008.........................    75,000         63,562
                       Exide Corp. 10.00% 2005.....................................    35,000         30,975
                       Federal Mogul Corp. 8.80% 2007..............................   120,000         91,894
                       Key Plastics, Inc., Series B 10.25% 2007....................   100,000          8,000
                       LDM Technologies, Inc. 10.75% 2007..........................   115,000         91,425
                       Prestolite Electric, Inc. 9.63% 2008........................   125,000         80,000
                                                                                                 ------------
                                                                                                     365,856
                                                                                                 ------------
                       CABLE -- 6.6%
                       Adelphia Communications Corp. 9.38% 2009....................   100,000         92,750
                       Adelphia Communications Corp., Series B 9.88% 2007..........   250,000        240,000
                       Cablevision SA 13.75% 2009..................................    75,000         68,250
                       Charter Communication Holdings 8.25% 2007*..................   175,000        154,875
                       Classic Cable, Inc. 10.50% 2010.............................   100,000         92,250
                       CSC Holdings, Inc. 8.13% 2009...............................    75,000         72,905
                       Insight Midwest LP 9.75% 2009...............................   100,000         98,000
                       Multicanal SA 10.50% 2007*..................................   100,000         84,500
                       NTL, Inc., Series B 10.00% 2007.............................   100,000         95,000
                       Rogers Communications, Inc. 8.88% 2007......................   150,000        147,000
                                                                                                 ------------
                                                                                                   1,145,530
                                                                                                 ------------
                       CHEMICALS -- 3.9%
                       Acetex Corp. 9.75% 2003.....................................    50,000         47,000
                       ARCO Chemical Co. 9.80% 2020................................   150,000        133,500
                       Borden Chemicals & Plastics Operating 9.50% 2005............   150,000        132,750
                       Geo Specialty Chemicals, Inc. 10.13% 2008...................   100,000         86,000
                       Lyondell Chemical Co. 10.88% 2009*..........................    80,000         79,600
                       Philipp Brothers Chemicals, Inc. 9.88% 2008.................   150,000         82,500
                       Sovereign Specialty Chemicals 11.88% 2010*..................    40,000         41,150
                       Sterling Chemicals, Inc. 11.25% 2007........................    50,000         39,500
                       Sterling Chemicals, Inc. 11.75% 2006........................    50,000         40,500
                                                                                                 ------------
                                                                                                     682,500
                                                                                                 ------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       COMMUNICATIONS & MEDIA -- 7.0%
                       Ackerley Group, Inc. 9.00% 2009.............................  $150,000    $   138,000
                       Carmike Cinemas, Inc. 9.38% 2009*...........................   150,000         81,000
                       Globo Comunicacoes E Participating 10.50% 2006*.............   150,000        127,500
                       Gray Communications Systems, Inc. 10.63% 2006...............   100,000         99,750
                       LIN Holdings Corp. zero coupon 2008 (1).....................   100,000         65,000
                       LIN Television Corp. 8.38% 2008.............................   100,000         91,500
                       Loews Cineplex Entertainment Corp. 8.88% 2008...............   100,000         47,000
                       STC Broadcasting, Inc. 11.00% 2007..........................    50,000         49,000
                       Sullivan Graphics, Inc. 12.75% 2005.........................   150,000        152,250
                       Sun Media Corp. 9.50% 2007..................................    50,000         48,000
                       TV Azteca SA de CV 10.50% 2007..............................   100,000         89,750
                       World Color Press, Inc. 8.38% 2008*.........................   150,000        144,937
                       Young Broadcasting, Inc. 9.00% 2006.........................   100,000         93,500
                                                                                                 ------------
                                                                                                   1,227,187
                                                                                                 ------------
                       CONSUMER STAPLES -- 4.7%
                       Consumers Packaging, Inc. 9.75% 2007........................   150,000         52,500
                       Corning Consumer Products Co. 9.63% 2008....................   100,000         66,500
                       Doman Industries Ltd. 12.00% 2004...........................   100,000        100,000
                       Polaroid Corp. 11.50% 2006..................................    50,000         52,000
                       Rayovac Corp. 10.25% 2006...................................   150,000        153,750
                       Simmons Co. 10.25% 2009*....................................    65,000         58,175
                       True Temper Sports, Inc. 10.88% 2008........................   150,000        142,688
                       Westpoint Stevens, Inc. 7.88% 2008..........................   250,000        198,750
                                                                                                 ------------
                                                                                                     824,363
                                                                                                 ------------
                       ENERGY -- 4.9%
                       Canadian Forest Oil Ltd. 8.75% 2007.........................   100,000         94,000
                       Clark Refining & Marketing, Inc. 8.63% 2008.................   100,000         78,500
                       Newpark Resources, Inc. 8.63% 2007..........................    45,000         39,488
                       P&L Coal Holdings Corp. 9.63% 2008..........................   100,000         92,750
                       P&L Coal Holdings Corp. 8.88% 2008..........................   100,000         94,250
                       Pen Holdings, Inc. 9.88% 2008...............................   150,000        121,500
                       Pioneer Natural Resources Co. 9.63% 2010....................   100,000        103,000
                       Plains Resources, Inc. 10.25% 2006..........................    85,000         84,362
                       RAM Energy, Inc. 11.50% 2008................................   175,000         85,969
                       RBF Finance Co. 11.00% 2006.................................    60,000         64,275
                                                                                                 ------------
                                                                                                     858,094
                                                                                                 ------------
                       FINANCE -- 0.9%
                       Pindo Deli Finance Mauritius Ltd. 10.75% 2007...............    50,000         30,000
                       Western Financial Savings Bank 8.88% 2007...................   140,000        124,600
                                                                                                 ------------
                                                                                                     154,600
                                                                                                 ------------
                       FOOD & LODGING -- 1.3%
                       Delaware Monte Foods Co. zero coupon 2007 (1)...............   125,000         92,813
                       Hammons (John Q.) Hotels L.P. 8.88% 2004....................   150,000        130,500
                                                                                                 ------------
                                                                                                     223,313
                                                                                                 ------------
                       GAMING -- 0.3%
                       Station Casinos, Inc. 8.88% 2008............................    50,000         47,625
                                                                                                 ------------
                       GROCERY -- 1.6%
                       Stater Brothers Holdings, Inc. 10.75% 2006..................   105,000         84,000
                       Homeland Stores, Inc. 10.00% 2003...........................   150,000        102,000
                       Pathmark Stores, Inc. 9.63% 2003............................   100,000         71,000
                       Pathmark Stores, Inc. 11.63% 2002...........................    50,000         15,500
                                                                                                 ------------
                                                                                                     272,500
                                                                                                 ------------

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                      AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       HEALTHCARE -- 3.7%
                       Alaris Medical Systems, Inc. 9.75% 2006.....................  $ 75,000    $    49,500
                       Alaris Medical, Inc. zero coupon 2008 (1)...................   100,000         15,250
                       Beverly Enterprises, Inc. 9.00% 2006........................   150,000        123,750
                       DJ Orthopedics LLC 12.63% 2009*.............................   100,000         95,000
                       Mediq/Life Support Services, Inc. 11.00% 2008...............   150,000         15,000
                       Tenet Healthcare Corp. 8.13% 2008*..........................   100,000         91,250
                       Triad Hospitals Holdings, Inc. 11.00% 2009*.................   105,000        107,363
                       Universal Hospital Services, Inc. 10.25% 2008...............   250,000        142,500
                                                                                                 ------------
                                                                                                     639,613
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 6.8%
                       Allied Waste North America, Inc. 7.88% 2009.................   150,000        129,000
                       Allied Waste North America, Inc. 10.00% 2009................    50,000         42,250
                       Anthony Crane Rental LP 10.38% 2008.........................   150,000         96,375
                       Grove Worldwide LLC 9.25% 2008..............................   180,000         69,750
                       Henry Co. 10.00% 2008.......................................   130,000         84,500
                       International Wire Group, Inc. 11.75% 2005..................   150,000        150,750
                       It Group, Inc. 11.25% 2009..................................   150,000        134,250
                       Mastec, Inc. 7.75% 2008.....................................    50,000         46,000
                       Neenah Corp, Series B 11.13% 2007...........................    75,000         55,125
                       South Carolina G Holding Corp. 12.00% 2009..................    65,000         69,387
                       Unitied Rentals, Inc. 9.00% 2009............................   100,000         88,500
                       Waste Management, Inc. 7.65% 2011...........................   100,000         90,673
                       WESCO Distribution, Inc., Series B 9.13% 2008...............   150,000        137,250
                                                                                                 ------------
                                                                                                   1,193,810
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 13.0%
                       Advanced Micro Devices, Inc. 11.00% 2003....................   135,000        138,375
                       Amkor Technology, Inc. 9.25% 2006*..........................   150,000        147,938
                       Amkor Technology, Inc. 10.50% 2009..........................   100,000         99,750
                       Cooperative Computing, Inc. 9.00% 2008......................   145,000         52,200
                       Decision Holdings Corp. zero coupon 2008 (1)................   500,000          3,750
                       Details Capital Corp. zero coupon 2007......................   100,000         64,000
                       Exodus Communications, Inc. 11.25% 2008.....................   100,000         99,000
                       Exodus Communications, Inc. 11.63% 2010*....................   100,000        100,250
                       Fairchild Semiconductor Corp. 10.13% 2007*..................    50,000         50,375
                       Fairchild Semiconductor Corp. 10.38% 2007...................   100,000        101,750
                       Fisher Scientific International, Inc. 9.00% 2008............    75,000         68,625
                       Flextronics International Ltd. 9.88% 2010*..................   125,000        125,937
                       Intersil Corp. 13.25% 2009..................................   140,000        159,950
                       Hadco Corp. 9.50% 2008......................................    50,000         50,000
                       Mcms, Inc. 9.75% 2008*......................................   225,000        135,000
                       Samsung Electronics America, Inc. 9.75% 2003*...............   150,000        155,437
                       Verio, Inc. 10.38% 2005.....................................   100,000        106,500
                       Verio, Inc. 11.25% 2008*....................................   250,000        280,625
                       Viasystems Group, Inc. 9.75% 2007...........................   275,000        237,875
                       Zilog, Inc., Series B 9.50% 2005............................   100,000         86,500
                                                                                                 ------------
                                                                                                   2,263,837
                                                                                                 ------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                      AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       METALS & MINERALS -- 4.5%
                       A.K. Steel Holding Corp. 9.13% 2006.........................  $100,000    $    95,750
                       Alaska Steel Corp. 7.88% 2009...............................    50,000         44,375
                       Algoma Steel, Inc 12.38% 2005...............................    50,000         43,500
                       Bayou Steel Corp. 9.50% 2008................................   150,000        123,000
                       Bucyrus International, Inc. 9.75% 2007......................   150,000         29,813
                       Bulong Operations Property Ltd. 12.50% 2008.................    65,000         31,037
                       Freeport-McMoRan Copper & Gold 7.50% 2006...................   100,000         67,000
                       Kaiser Aluminum & Chemical Corp. 9.88% 2002.................    20,000         19,200
                       LTV Corp. 11.75% 2009.......................................   150,000        126,000
                       Pillowtex Corp. 9.00% 2007..................................   175,000         62,125
                       Weirton Steel Corp. 11.38% 2004.............................   150,000        147,000
                                                                                                 ------------
                                                                                                     788,800
                                                                                                 ------------
                       PAPER PRODUCTS -- 6.1%
                       APP International Finance Co. 11.75% 2005...................   100,000         70,000
                       BWAY Corp. 10.25% 2007......................................    75,000         71,062
                       Container Corp. of America 9.75% 2003.......................   150,000        149,250
                       Gaylord Container Corp. 9.88% 2008..........................   200,000        130,000
                       Millar Western Forest Products Ltd. 9.88% 2008..............   175,000        163,625
                       Pacifica Papers, Inc. 10.00% 2009...........................    50,000         49,750
                       Paperboard Industries International, Inc. 8.38% 2007........   100,000         82,000
                       Repap New Brunswick, Inc. 9.00% 2004........................   100,000         94,500
                       Repap New Brunswick, Inc. 10.63% 2005.......................    75,000         66,000
                       Silgan Holdings Corp. 9.00% 2009............................   100,000         94,500
                       Silgan Holdings Corp. 13.25% 2006 (3).......................    80,000         85,400
                                                                                                 ------------
                                                                                                   1,056,087
                                                                                                 ------------
                       REAL ESTATE -- 3.1%
                       Beazer Homes USA, Inc. 8.88% 2008...........................   250,000        225,000
                       Dr. Horton, Inc. 8.00% 2009.................................   100,000         86,000
                       Ryland Group, Inc. 8.25% 2008...............................   100,000         82,000
                       Standard Pacific Corp. 8.50% 2009...........................    75,000         67,500
                       Webb Delaware Corp. 10.25% 2010.............................   100,000         86,750
                                                                                                 ------------
                                                                                                     547,250
                                                                                                 ------------
                       TELECOMMUNICATIONS -- 12.7%
                       Callable Net Enterprises, Inc. 9.38% 2009...................   150,000         91,500
                       Echostar DBS Corp. 9.25% 2006...............................    50,000         48,250
                       Flag Ltd. 8.25% 2008........................................   100,000         88,000
                       Flag Telecom Holdings Ltd. 11.63% 2010......................   100,000         96,250
                       Global Crossing Holdings Ltd. 9.13% 2006....................   150,000        144,000
                       Global Crossings Holdings Ltd. 9.63% 2008...................    50,000         48,750
                       GST Telecommunications, Inc. 12.75% 2007....................   100,000         14,000
                       GT Group Telecom, Inc. zero coupon 2010*....................   100,000         55,500
                       Hyperion Telecommunications, Inc. 12.25% 2004...............   130,000        131,950
                       Intermedia Communications, Inc. 8.60% 2008..................   100,000         92,000
                       Intermedia Communications, Inc. 9.50% 2009..................    50,000         47,500
                       Iridium LLC 10.88% 2005 (2).................................   150,000          4,875
                       Iridium Capital Corp. 14.00% 2005 (2).......................   100,000          3,250
                       McLeodUSA, Inc. 9.25% 2007..................................   200,000        192,500
                       Metromedia Fiber Network, Inc. 10.00% 2009..................    95,000         93,575
                       Millicom., Inc. Cellular SA zero coupon 2006 (1)............   100,000         86,000
                       North Point Communications 12.88% 2010......................   100,000         72,000
                       PSINet, Inc. 10.00% 2005....................................    65,000         59,800
                       RCN Corp. 10.00% 2007.......................................   100,000         85,000
                       Rhythms Netconnections, Inc. 14.00% 2010*...................   100,000         70,500
                       Telewest Communication PLC 9.88% 2010*......................   100,000         95,250
                       Teligent, Inc. 11.50% 2007..................................   100,000         79,000
                       Time Warner Telecom, Inc. 9.75% 2008........................   100,000         97,000

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                      AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       TELECOMMUNICATIONS (continued)
                       Viatel, Inc. 11.50% 2009*...................................  $100,000    $    76,000
                       Williams Communications Group 10.88% 2009...................   150,000        147,000
                       Winstar Communications, Inc. 12.50% 2008*...................   200,000        190,000
                                                                                                 ------------
                                                                                                   2,209,450
                                                                                                 ------------
                       TRANSPORTATION -- 2.3%
                       TFM SA de CV 10.25% 2007....................................    75,000         66,375
                       Atlas Air, Inc. 10.75% 2005.................................   150,000        151,500
                       Hermes Europe Railtel 11.50% 2007...........................   145,000        118,538
                       TFM SA de CV zero coupon 2009 (1)...........................   100,000         68,500
                                                                                                 ------------
                                                                                                     404,913
                                                                                                 ------------
                       UTILITIES -- 1.5%
                       TNP Enterprises, Inc. 10.25% 2010*..........................   100,000        102,500
                       CMS Energy Corp. 7.63% 2004.................................   175,000        165,358
                                                                                                 ------------
                                                                                                     267,858
                                                                                                 ------------
                       TOTAL BONDS & NOTES (cost $18,087,057)......................               15,599,861
                                                                                                 ------------
                       COMMON STOCK -- 0.0%                                            SHARES
                       --------------------------------------------------------------------------------------
                       GAMING -- 0.0%
                       Fitzgeralds Gaming Corp. (4)(5).............................     3,762             38
                                                                                                 ------------
                       MULTI-INDUSTRY -- 0.0%
                       Sinking Fund Holdings Group, Inc.* (4)......................        62              6
                                                                                                 ------------
                       TOTAL COMMON STOCK (cost $279)..............................                       44
                                                                                                 ------------

                       PREFERRED STOCK -- 3.2%
                       --------------------------------------------------------------------------------------
                       COMMUNICATIONS & MEDIA -- 0.4%
                       Granite Broadcasting Corp. 12.75% (2).......................        75         64,500
                                                                                                 ------------
                       ENERGY -- 0.7%
                       R & B Falcon Corp. 13.88% (3)...............................       115        130,525
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 0.5%
                       Fairfield Manufacturing, Inc. 11.25% (2)....................       100         85,250
                                                                                                 ------------
                       MULTI-INDUSTRY -- 0.4%
                       Sinking Fund Holdings Group, Inc. Series B 13.75%* (2)(4)...        18         73,857
                                                                                                 ------------
                       TELECOMMUNICATIONS -- 1.2%
                       Nextlink Communications, Inc., Series B 13.50%..............       212        209,085
                                                                                                 ------------
                       TOTAL PREFERRED STOCK (cost $558,747).......................                  563,217
                                                                                                 ------------

                       WARRANTS -- 0.4%+
                       --------------------------------------------------------------------------------------
                       COMMUNICATIONS & MEDIA -- 0.0%
                       Benedek Communications Corp.* (4)...........................     2,000          4,000
                                                                                                 ------------
                       TELECOMMUNICATIONS -- 0.4%
                       Concentric Network Corp. (4)................................       130         61,100
                                                                                                 ------------
                       TOTAL WARRANTS (cost $13,800)...............................                   65,100
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $18,659,883)..............               16,228,222
                                                                                                 ------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.8%                                  AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 0.8%
                       ValuJet, Inc. 10.25% 4/15/01................................  $150,000    $   135,750
                                                                                                 ------------
                       TOTAL SHORT-TERM SECURITIES (cost $144,862).................                  135,750
                                                                                                 ------------

                       REPURCHASE AGREEMENT -- 3.6%
                       --------------------------------------------------------------------------------------
                       Joint Repurchase Agreement Account (See Note 3)
                         (cost $625,000)...........................................   625,000        625,000
                                                                                                 ------------

                       TOTAL INVESTMENTS --
                         (cost $19,429,745)                                  97.4%                16,988,972
                       Other assets less liabilities --                       2.6                    453,893
                                                                            ------               ------------
                       NET ASSETS --                                        100.0%               $17,442,865
                                                                            ======               ============

              -----------------------------

              +   Non-income producing security.

              *   Resale restricted to qualified institutional buyers.

              (1) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date

              (2) Bond in default

              (3) PIK ("Payment-in-Kind") payment made with additional security in lieu of cash

              (4) Fair valued security; See Note 2

              (5) Restricted security -- Security is not registered under the
                  Securities act of 1933

              See Notes to Financial Statements.

---------------------

---------------------

    ANCHOR SERIES TRUST
    GROWTH AND INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JUNE 30, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 99.6%                                           SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.9%
                       Retail -- 3.9%
                       Staples, Inc.+..............................................     9,000    $   138,375
                       Target Corp. ...............................................     6,300        365,400
                       Wal-Mart Stores, Inc. ......................................    22,300      1,285,038
                                                                                                 ------------
                                                                                                   1,788,813
                                                                                                 ------------
                       CONSUMER STAPLES -- 4.8%
                       Food, Beverage & Tobacco -- 2.6%
                       Anheuser-Busch Cos., Inc. ..................................     5,900        440,656
                       Coca-Cola Co. ..............................................     1,700         97,644
                       PepsiCo, Inc. ..............................................    14,300        635,457
                       Household Products -- 2.2%
                       Gillette Co. ...............................................     5,300        185,169
                       Kimberly-Clark Corp. .......................................     7,500        430,312
                       Procter & Gamble Co. .......................................     6,600        377,850
                                                                                                 ------------
                                                                                                   2,167,088
                                                                                                 ------------
                       ENERGY -- 6.9%
                       Energy Services -- 1.5%
                       Schlumberger Ltd. ..........................................     9,400        701,475
                       Energy Sources -- 5.4%
                       Chevron Corp. ..............................................     5,100        432,544
                       Exxon Mobil Corp. ..........................................    15,300      1,201,050
                       Royal Dutch Petroleum Co. ..................................     9,500        584,844
                       Unocal Corp. ...............................................     6,400        212,000
                                                                                                 ------------
                                                                                                   3,131,913
                                                                                                 ------------
                       FINANCE -- 12.3%
                       Banks -- 4.8%
                       Chase Manhattan Corp. ......................................     5,850        269,466
                       Citigroup, Inc. ............................................    17,925      1,079,981
                       U.S. Bancorp................................................    20,800        400,400
                       Wachovia Corp. .............................................     8,000        434,000
                       Financial Services -- 3.3%
                       Associates First Capital Corp., Class A.....................    21,500        479,719
                       Federal National Mortgage Association.......................     3,800        198,312
                       Goldman Sachs Group, Inc. ..................................     1,400        132,825
                       Merrill Lynch & Co., Inc. ..................................     5,900        678,500
                       Insurance -- 4.2%
                       American International Group, Inc.*.........................     7,750        910,625
                       Marsh & McLennan Cos., Inc. ................................     9,500        992,156
                                                                                                 ------------
                                                                                                   5,575,984
                                                                                                 ------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       HEALTHCARE -- 15.3%
                       Drugs -- 10.9%
                       American Home Products Corp. ...............................    15,800    $   928,250
                       Bristol-Myers Squibb Co. ...................................     8,800        512,600
                       Johnson & Johnson...........................................     6,300        641,812
                       Merck & Co., Inc. ..........................................     9,000        689,625
                       Monsanto Co. ...............................................     5,600        253,400
                       Pfizer, Inc. ...............................................    22,100      1,060,800
                       Pharmacia Corp. ............................................    16,880        872,485
                       Health Services -- 1.6%
                       Cardinal Health, Inc., Class A..............................     5,900        436,600
                       HCA-The Healthcare Corp. ...................................    10,100        306,788
                       Medical Products -- 2.8%
                       Abbott Laboratories.........................................    16,000        713,000
                       Baxter International, Inc. .................................     7,800        548,437
                                                                                                 ------------
                                                                                                   6,963,797
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 8.8%
                       Aerospace & Military Technology -- 1.3%
                       General Motors Corp., Class H+..............................     3,400        298,350
                       Honeywell International, Inc. ..............................     5,200        175,175
                       United Technologies Corp. ..................................     2,000        117,750
                       Business Services -- 0.5%
                       Waste Management, Inc. .....................................    11,800        224,200
                       Electrical Equipment -- 4.0%
                       General Electric Co. .......................................    33,800      1,791,400
                       Machinery -- 1.8%
                       Caterpillar, Inc. ..........................................     3,700        125,338
                       Corning, Inc. ..............................................     1,500        404,812
                       Illinois Tool Works, Inc. ..................................     3,300        188,100
                       Minnesota Mining & Manufacturing Co. .......................     1,400        115,500
                       Multi-Industry -- 1.2%
                       Tyco International, Ltd. ...................................    11,700        554,288
                                                                                                 ------------
                                                                                                   3,994,913
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 6.5%
                       Broadcasting & Media -- 5.1%
                       AT&T Corp.-Liberty Media Group, Inc., Class A+..............    21,800        528,650
                       Gannett, Inc. ..............................................    10,500        628,031
                       Sprint Corp. (PCS Group)....................................     8,200        487,900
                       Viacom, Inc. ...............................................     4,123        281,137
                       Walt Disney Co. ............................................     9,900        384,244
                       Leisure & Tourism -- 1.4%
                       AMR Corp. ..................................................     8,200        216,787
                       McDonald's Corp. ...........................................    13,700        451,244
                                                                                                 ------------
                                                                                                   2,977,993
                                                                                                 ------------

---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 30.8%
                       Communication Equipment -- 6.5%
                       Cisco Systems, Inc.+........................................    27,300    $ 1,735,256
                       Lucent Technologies, Inc. ..................................    12,800        758,400
                       Motorola, Inc. .............................................    15,000        435,938
                       Computers & Business Equipment -- 6.1%
                       Dell Computer Corp.+........................................     9,200        453,675
                       EMC Corp.+..................................................     8,200        630,888
                       Hewlett-Packard Co. ........................................     3,900        487,013
                       International Business Machines Corp. ......................     8,200        898,412
                       Verisign, Inc. .............................................     1,813        319,906
                       Electronics -- 8.7%
                       Analog Devices, Inc.+.......................................     7,700        585,200
                       Intel Corp. ................................................    12,100      1,617,619
                       Micron Technology, Inc. ....................................    10,000        880,625
                       Solectron Corp. ............................................     6,000        251,250
                       Texas Instruments, Inc. ....................................     8,700        597,581
                       Software -- 9.5%
                       America Online, Inc.+.......................................    11,900        627,725
                       Automatic Data Processing, Inc. ............................     9,300        498,131
                       Computer Sciences Corp.+....................................     7,100        530,281
                       eBay, Inc.+.................................................     2,600        141,213
                       Electronic Data Systems Corp. ..............................     2,600        107,250
                       First Data Corp. ...........................................     9,700        481,362
                       Microsoft Corp.+............................................    21,000      1,680,000
                       Oracle Corp. ...............................................     3,200        269,000
                                                                                                 ------------
                                                                                                  13,986,725
                                                                                                 ------------
                       MATERIALS -- 2.7%
                       Chemicals -- 1.3%
                       Dow Chemical Co. ...........................................     5,100        153,956
                       E.I. du Pont de Nemours & Co. ..............................     9,500        415,625
                       Forest Products -- 0.5%
                       International Paper Co. ....................................     8,400        250,425
                       Metals & Minerals -- 0.9%
                       Alcoa, Inc. ................................................    13,600        394,400
                                                                                                 ------------
                                                                                                   1,214,406
                                                                                                 ------------
                       UTILITIES -- 7.6%
                       Electric Utilities -- 1.3%
                       Duke Energy Corp. ..........................................     8,000        451,000
                       Unicom Corp. ...............................................     4,100        158,619
                       Telephone -- 6.3%
                       AT&T Corp. .................................................    13,800        436,425
                       Bell Atlantic Corp. ........................................    13,900        706,294
                       SBC Communications, Inc. ...................................    20,000        865,000
                       WorldCom, Inc. .............................................    18,650        855,568
                                                                                                 ------------
                                                                                                   3,472,906
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $29,274,893)..............               45,274,538
                                                                                                 ------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.6%                                   AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       Joint Repurchase Agreement Account (See Note 3)
                         (cost $295,000)...........................................  $295,000    $   295,000
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $29,569,893)                                 100.2%                45,569,538
                       Liabilities in excess of other assets --              (0.2)                  (108,076)
                                                                            ------               ------------
                       NET ASSETS --                                        100.0%               $45,461,462
                                                                            ======               ============


              -----------------------------

              + Non-income producing security

              * Security represents an investment in an affiliated company

              See Notes to Financial Statements.

---------------------

---------------------

    ANCHOR SERIES TRUST
    GROWTH PORTFOLIO                       INVESTMENT PORTFOLIO -- JUNE 30, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 97.6%                                            SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.0%
                       Retail -- 5.0%
                       CVS Corp. ..................................................      145,102   $  5,804,080
                       Dollar General Corp. .......................................      311,468      6,073,626
                       Family Dollar Stores, Inc. .................................       87,900      1,719,544
                       Home Depot, Inc. ...........................................      198,500      9,912,594
                       Target Corp. ...............................................      146,400      8,491,200
                       Wal-Mart Stores, Inc. ......................................      254,000     14,636,750
                       Whole Foods Market, Inc.+...................................       28,900      1,193,931
                                                                                                   -------------
                                                                                                     47,831,725
                                                                                                   -------------
                       CONSUMER STAPLES -- 2.9%
                       Food, Beverage & Tobacco -- 1.8%
                       Beringer Wine Estates Holdings, Inc., Class B+..............       51,000      1,800,937
                       Coca-Cola Co. ..............................................       82,400      4,732,850
                       Pepsi Bottling Group, Inc. .................................       43,600      1,272,575
                       PepsiCo, Inc. ..............................................      217,200      9,651,825
                       Household Products -- 1.1%
                       Gillette Co. ...............................................      142,800      4,989,075
                       Procter & Gamble Co. .......................................       98,000      5,610,500
                                                                                                   -------------
                                                                                                     28,057,762
                                                                                                   -------------
                       ENERGY -- 4.8%
                       Energy Services -- 2.2%
                       R & B Falcon Corp. .........................................      454,100     10,699,731
                       Schlumberger Ltd. ..........................................      142,000     10,596,750
                       Energy Sources -- 2.6%
                       Exxon Mobil Corp. ..........................................      201,400     15,809,900
                       Murphy Oil Corp. ...........................................       30,000      1,783,125
                       Royal Dutch Petroleum Co. ..................................      122,700      7,553,719
                                                                                                   -------------
                                                                                                     46,443,225
                                                                                                   -------------
                       FINANCE -- 9.7%
                       Banks -- 3.0%
                       Citigroup, Inc. ............................................      257,450     15,511,362
                       State Street Corp. .........................................       78,200      8,294,087
                       U.S. Bancorp................................................      199,600      3,842,300
                       WestAmerica Bancorp.........................................       26,700        697,538
                       Wilmington Trust Corp. .....................................       19,100        816,525
                       Financial Services -- 2.9%
                       Associates First Capital Corp. .............................      285,900      6,379,144
                       Goldman Sachs Group, Inc. ..................................       90,600      8,595,675
                       Investment Technology Group, Inc............................       50,500      2,149,406
                       Merrill Lynch & Co., Inc. ..................................       93,500     10,752,500
                       Insurance -- 3.8%
                       Ace Ltd. ...................................................      228,700      6,403,600
                       American International Group, Inc.*.........................      115,768     13,602,740
                       Marsh & McLennan Cos., Inc. ................................      129,150     13,488,103
                       Reinsurance Group America, Inc. ............................       86,725      2,612,591
                                                                                                   -------------
                                                                                                     93,145,571
                                                                                                   -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE -- 14.3%
                       Drugs -- 8.4%
                       ALZA Corp.+.................................................       33,900   $  2,004,338
                       American Home Products Corp. ...............................      217,500     12,778,125
                       Genzyme Corp.+..............................................      166,000      9,866,625
                       Immunex Corp.+..............................................      265,600     13,130,600
                       Johnson & Johnson...........................................       78,500      7,997,187
                       Merck & Co., Inc. ..........................................      139,900     10,719,837
                       Pfizer, Inc. ...............................................      257,400     12,355,200
                       Pharmacia Corp. ............................................      230,939     11,936,660
                       Health Services -- 2.6%
                       Cardinal Health, Inc., Class A..............................       96,900      7,170,600
                       IMS Health, Inc. ...........................................       75,700      1,362,600
                       Laboratory Corp. of America Holdings+.......................       83,500      6,439,937
                       Quest Diagnostics, Inc. ....................................       95,800      6,855,687
                       Shared Medical Systems Corp. ...............................       34,200      2,494,463
                       Trigon Healthcare, Inc. ....................................       19,200        990,000
                       Medical Products -- 3.3%
                       Abbott Laboratories.........................................      205,500      9,157,594
                       Bausch & Lomb, Inc. ........................................       32,700      2,530,163
                       Baxter International, Inc. .................................      105,300      7,403,906
                       Biomet, Inc. ...............................................       52,700      2,025,656
                       Waters Corp. ...............................................       82,400     10,284,550
                                                                                                   -------------
                                                                                                    137,503,728
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 9.5%
                       Aerospace & Military Technology -- 1.2%
                       General Motors Corp. .......................................       72,700      6,379,425
                       United Technologies Corp. ..................................       90,000      5,298,750
                       Broadcasting & Media -- 0.6%
                       Voicestream Wireless Corp. .................................       48,900      5,686,917
                       Business Services -- 2.9%
                       G & K Services, Inc., Class A...............................       79,000      1,979,938
                       Herman Miller, Inc. ........................................       88,700      2,295,112
                       Ionics, Inc.+...............................................       63,200      1,935,500
                       Iron Mountain, Inc.+ .......................................      245,300      8,340,200
                       Manpower, Inc. .............................................      179,000      5,728,000
                       Tetra Tech, Inc.+...........................................       52,543      1,201,921
                       United Rentals, Inc.+.......................................      122,522      2,098,189
                       Waste Management, Inc. .....................................      232,600      4,419,400
                       Electrical Equipment -- 2.9%
                       General Electric Co. .......................................      464,400     24,613,200
                       Littelfuse, Inc.+...........................................       61,000      2,989,000
                       Machinery -- 1.9%
                       Corning, Inc. ..............................................       29,200      7,880,350
                       Illinois Tool Works, Inc. ..................................       50,000      2,850,000
                       Nordson Corp. ..............................................       21,500      1,088,438
                       Tyco International Ltd. ....................................      143,100      6,779,363
                                                                                                   -------------
                                                                                                     91,563,703
                                                                                                   -------------

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 8.4%
                       Broadcasting & Media -- 6.9%
                       Acxiom Corp.+...............................................       74,200   $  2,021,950
                       American Tower Corp., Class A...............................      326,300     13,602,631
                       AT&T Corp.-Liberty Media Group, Inc., Class A+..............      510,800     12,386,900
                       Catalina Marketing Corp.+...................................       22,000      2,244,000
                       Gannett Co., Inc. ..........................................      110,000      6,579,375
                       Sprint Corp. (PCS Group)....................................      152,900      9,097,550
                       TMP Worldwide, Inc. ........................................       29,000      2,140,563
                       Viacom, Inc. ...............................................      173,274     11,815,121
                       Walt Disney Co. ............................................      176,900      6,865,931
                       Entertainment Products -- 0.2%
                       Speedway Motorsports, Inc.+.................................       77,900      1,791,700
                       Leisure & Tourism -- 1.3%
                       AMR Corp. ..................................................      113,300      2,995,369
                       McDonald's Corp. ...........................................      196,000      6,455,750
                       Ryanair Holdings PLC ADR+...................................       78,800      2,876,200
                                                                                                   -------------
                                                                                                     80,873,040
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 35.2%
                       Communication Equipment -- 7.1%
                       Cisco Systems, Inc.+........................................      383,600     24,382,575
                       CommScope, Inc.+............................................       53,600      2,197,600
                       Digital Microwave Corp.+....................................       49,900      1,902,438
                       JDS Uniphase Corp.+ ........................................       33,700      4,039,787
                       Lucent Technologies, Inc. ..................................      178,468     10,574,229
                       Motorola, Inc. .............................................      231,900      6,739,594
                       Nokia Corp., Class A ADR....................................      201,400     10,057,412
                       Nortel Networks Corp. ......................................       56,200      3,835,650
                       Tellabs, Inc.+..............................................       61,100      4,181,531
                       Computers & Business Equipment -- 3.7%
                       Affiliated Computer Services, Inc.+.........................       27,800        919,138
                       Dell Computer Corp.+........................................      108,700      5,360,269
                       EMC Corp.+..................................................       97,000      7,462,937
                       Hewlett-Packard Co. ........................................       60,600      7,567,425
                       International Business Machines Corp. ......................      112,500     12,325,781
                       Symbol Technologies, Inc. ..................................       33,375      1,802,250
                       Electronics -- 9.6%
                       Analog Devices, Inc.+.......................................       52,700      4,005,200
                       Applied Materials, Inc.+....................................       92,400      8,373,750
                       Broadcom Corp., Class A+....................................       31,700      6,940,319
                       Burr-Brown Corp.+...........................................       22,300      1,933,131
                       Dallas Semiconductor Corp. .................................       55,200      2,249,400
                       Flextronics International Ltd.+.............................      123,300      8,469,169
                       Intel Corp. ................................................      152,000     20,320,500
                       Intuit, Inc.+...............................................      158,400      6,553,800
                       Lattice Semiconductor Corp.+................................       27,600      1,907,850
                       Micron Technology, Inc. ....................................      165,000     14,530,312
                       Novellus Systems, Inc. .....................................      124,600      7,047,688
                       Solectron Corp. ............................................       45,800      1,917,875
                       Texas Instruments, Inc. ....................................      118,800      8,160,075

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Software -- 14.8%
                       America Online, Inc.+.......................................      238,800   $ 12,596,700
                       American Management Systems, Inc.+..........................       59,700      1,959,839
                       Automatic Data Processing, Inc. ............................      179,100      9,593,044
                       Ceridian Corp.+.............................................      297,900      7,168,219
                       Cognos, Inc.+...............................................       67,900      2,809,362
                       Computer Sciences Corp.+....................................       90,000      6,721,875
                       DST Systems, Inc.+..........................................       21,900      1,667,138
                       eBay, Inc.+.................................................       32,400      1,759,725
                       Electronic Data Systems Corp. ..............................       44,000      1,815,000
                       First Data Corp. ...........................................      130,000      6,451,250
                       Fiserv, Inc.+ ..............................................       28,000      1,211,000
                       Macromedia, Inc.+...........................................      129,000     12,472,687
                       Microsoft Corp.+............................................      279,000     22,320,000
                       Nova Corp. .................................................       72,100      2,014,294
                       Oracle Corp. ...............................................       45,000      3,782,812
                       Phone.com, Inc. ............................................       22,700      1,478,338
                       Rational Software Corp.+....................................      151,100     14,042,856
                       Sungard Data Systems, Inc. .................................       33,400      1,035,400
                       Systems & Computer Technology Corp.+........................       70,100      1,402,000
                       VeriSign, Inc. .............................................      101,388     17,894,894
                       Verity, Inc. ...............................................       41,400      1,573,200
                       Vignette Corp. .............................................      197,700     10,283,489
                                                                                                   -------------
                                                                                                    337,810,807
                                                                                                   -------------
                       MATERIALS -- 1.3%
                       Chemicals -- 0.7%
                       E.I. du Pont de Nemours & Co. ..............................      109,300      4,781,875
                       Minerals Technologies, Inc. ................................       33,900      1,559,400
                       Forest Products -- 0.6%
                       Bemis Co., Inc. ............................................       63,000      2,118,375
                       Weyerhaeuser Co. ...........................................       95,100      4,089,300
                                                                                                   -------------
                                                                                                     12,548,950
                                                                                                   -------------
                       UTILITIES -- 6.5%
                       Electric Utilities -- 0.2%
                       Montana Power Co. ..........................................       59,800      2,111,688
                       Telephone -- 6.3%
                       Allegiance Telecom, Inc.+...................................       75,500      4,832,000
                       AT&T Corp. .................................................      193,900      6,132,087
                       Bell Atlantic Corp. ........................................      158,800      8,069,025
                       Global Crossing Ltd. .......................................       74,200      1,952,388
                       McLeodUSA, Inc.+............................................      402,600      8,328,787
                       Nextel Partners Inc. .......................................        6,000        195,375
                       SBC Communications, Inc. ...................................      226,800      9,809,100
                       TeleCorp PCS, Inc. .........................................      201,500      8,122,969
                       WorldCom, Inc.+.............................................      275,200     12,624,800
                                                                                                   -------------
                                                                                                     62,178,219
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $604,820,880).............                 937,956,730
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.4%                                    AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------

                       Joint Repurchase Agreement Account (See Note 3)
                         (cost $23,425,000)........................................  $23,425,000   $ 23,425,000

                       TOTAL INVESTMENTS --
                         (cost $628,245,880)                                 100.0%                 961,381,730
                       Other assets less liabilities --                        0.0                     (468,888)
                                                                             ------                -------------
                       NET ASSETS --                                         100.0%                $960,912,842
                                                                             ======                =============


              -----------------------------

              + Non-income producing security

              * Security represents an investment in an affiliated company

              ADR--American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    CAPITAL APPRECIATION
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JUNE 30, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 87.3%                                            SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.6%
                       Retail -- 1.6%
                       Bed Bath & Beyond, Inc.+....................................       750,000   $   27,187,500
                       Home Depot, Inc. ...........................................       182,500        9,113,594
                                                                                                    ---------------
                                                                                                        36,301,094
                                                                                                    ---------------
                       CONSUMER STAPLES -- 2.2%
                       Food, Beverage & Tobacco -- 1.7%
                       McCormick & Co., Inc. ......................................       122,500        3,981,250
                       PepsiCo, Inc. ..............................................       325,000       14,442,188
                       Sara Lee Corp. .............................................     1,050,000       20,278,125
                       Household Products -- 0.5%
                       Kimberly-Clark Corp. .......................................       175,000       10,040,625
                                                                                                    ---------------
                                                                                                        48,742,188
                                                                                                    ---------------
                       ENERGY -- 0.7%
                       Energy Sources -- 0.7%
                       Transocean Sedco Forex, Inc. ...............................       285,000       15,229,688
                                                                                                    ---------------
                       FINANCE -- 2.1%
                       Banks -- 0.2%
                       Cullen/Frost Bankers, Inc. .................................       209,700        5,517,731
                       Financial Services -- 0.7%
                       Associates First Capital Corp. .............................       699,000       15,596,438
                       Insurance -- 1.2%
                       Ace Ltd.....................................................       674,900       18,897,200
                       American General Corp. .....................................       115,000        7,015,000
                                                                                                    ---------------
                                                                                                        47,026,369
                                                                                                    ---------------
                       HEALTHCARE -- 12.9%
                       Drugs -- 9.5%
                       AstraZeneca Group PLC.......................................       760,000       35,340,000
                       Forest Labs, Inc. ..........................................       179,800       18,159,800
                       Gene Logic..................................................       100,000        3,568,750
                       Genset SA...................................................       360,000        8,325,000
                       Genzyme Corp.+..............................................       711,800       42,307,612
                       Gilead Sciences, Inc.+......................................       205,000       14,580,625
                       Human Genome Sciences, Inc.+................................       124,800       16,645,200
                       Immunex Corp.+..............................................       955,200       47,222,700
                       Millennium Pharmaceuticals, Inc.+...........................       113,600       12,709,000
                       Pharmacia Corp. ............................................       297,500       15,377,031
                       Health Services -- 1.1%
                       IMS Health, Inc. ...........................................       800,000       14,400,000
                       Quest Diagnostics, Inc. ....................................       142,100       10,169,031

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 2.3%
                       Aclara Biosciences, Inc.+ ..................................       139,200   $    7,090,500
                       Baxter International, Inc. .................................       305,000       21,445,313
                       Boston Scientific Corp.+....................................       634,000       13,908,375
                       Varian Medical Systems, Inc. ...............................       290,000       11,346,250
                                                                                                    ---------------
                                                                                                       292,595,187
                                                                                                    ---------------
                       INDUSTRIAL & COMMERCIAL -- 8.4%
                       Aerospace & Military Technology -- 1.3%
                       General Motors Corp., Class H ..............................       235,000       20,621,250
                       United Technologies Corp. ..................................       150,000        8,831,250
                       Business Services -- 2.8%
                       Iron Mountain, Inc.+........................................       668,600       22,732,400
                       Manpower, Inc. .............................................       325,000       10,400,000
                       NCO Group, Inc.+............................................       368,800        8,528,500
                       Pegasus Systems, Inc. ......................................       335,600        3,649,650
                       Waste Management, Inc. .....................................       975,000       18,525,000
                       Machinery -- 3.6%
                       Corning, Inc. ..............................................       203,600       54,946,550
                       Illinois Tool Works, Inc. ..................................       191,300       10,904,100
                       Tyco International Ltd. ....................................       325,000       15,396,875
                       Transportation -- 0.7%
                       Atlas Air, Inc.+............................................       280,000       10,045,000
                       Werner Enterprises, Inc. ...................................       475,000        5,492,187
                                                                                                    ---------------
                                                                                                       190,072,762
                                                                                                    ---------------
                       INFORMATION & ENTERTAINMENT -- 22.9%
                       Broadcasting & Media -- 18.8%
                       Alamosa PCS Holdings, Inc.+.................................        89,500        1,868,313
                       American Tower Corp., Class A...............................       928,400       38,702,675
                       AMFM, Inc.+.................................................       264,280       18,235,320
                       AT&T Corp.-Liberty Media Group, Inc., Class A+..............     3,013,000       73,065,250
                       Clear Channel Communications, Inc.+.........................       200,000       15,000,000
                       Crown Castle International Corp.+*..........................       605,100       22,086,150
                       E.W. Scripps Co., Class A...................................       255,100       12,563,675
                       EchoStar Communications Corp., Class A+.....................       790,200       26,163,028
                       Promotora de Informaciones SA (Prisa)+......................        51,015        1,183,508
                       Infinity Broadcasting Corp., Class A+.......................       650,000       23,684,375
                       Pegasus Communications Corp. ...............................       446,600       21,911,313
                       Primacom AG ADR.............................................       426,800       10,136,500
                       Rural Cellular Corp. .......................................       204,100       15,626,406
                       Sprint Corp. (PCS Group)....................................       760,000       45,220,000
                       Telecom Italia Mobile SpA ..................................     1,472,400       15,041,000
                       TV Guide, Inc. .............................................       409,600       14,028,800
                       UnitedGlobalCom+............................................       361,400       16,895,450
                       Univision Communications, Inc., Class A+....................       151,400       15,669,900
                       US Unwired, Inc. ...........................................       375,700        4,884,100
                       USA Networks, Inc. .........................................       350,000        7,568,750
                       Voicestream Wireless Corp. .................................       179,400       20,863,659
                       Westwood One, Inc. .........................................       180,000        6,142,500
                       Electronics -- 1.2%
                       Newport Corp. ..............................................       245,100       26,317,612
                       Entertainment Products -- 1.6%
                       Koninklijke (Royal) Philips Electronics NV ADR+.............       770,000       36,575,000

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism -- 1.3%
                       AMR Corp. ..................................................       366,800   $    9,697,275
                       Ryanair Holdings PLC ADR+...................................       546,800       19,958,200
                                                                                                    ---------------
                                                                                                       519,088,759
                                                                                                    ---------------
                       INFORMATION TECHNOLOGY -- 27.7%
                       Communication Equipment -- 5.8%
                       3Com Corp.+.................................................     1,044,400       60,183,550
                       Cabletron Systems, Inc.+....................................       479,400       12,104,850
                       Comverse Technology, Inc.+..................................       100,000        9,300,000
                       Digital Microwave Corp.+....................................       307,500       11,723,437
                       Flag Telecom Holdings Ltd. .................................       301,300        4,481,838
                       Gilat Satellite Networks Ltd.+..............................       125,000        8,671,875
                       Lucent Technologies, Inc. ..................................       162,250        9,613,313
                       Mobile Telesystems Sponsored ADR............................       219,800        4,918,025
                       REMEC, Inc. ................................................       243,300       10,188,187
                       Computers & Business Equipment -- 4.1%
                       Handspring, Inc.+...........................................       260,900        7,044,300
                       Tritel, Inc. ...............................................       285,000        8,460,938
                       VeriSign, Inc. .............................................       434,315       76,656,597
                       Electronics -- 8.1%
                       Analog Devices, Inc.+.......................................       667,400       50,722,400
                       Brooks Automation, Inc.+....................................       196,800       12,582,900
                       EMCORE Corp.+...............................................        45,200        5,424,000
                       Flextronics International Ltd.+.............................       266,700       18,318,956
                       International Rectifier Corp.+..............................       352,800       19,756,800
                       Methode Electronics, Inc. ..................................       147,300        5,689,463
                       Solectron Corp. ............................................       525,000       21,984,375
                       Teradyne, Inc. .............................................       160,000       11,760,000
                       Texas Instruments, Inc. ....................................       550,000       37,778,125
                       Software -- 9.7%
                       America Online, Inc.+.......................................       210,000       11,077,500
                       Avant! Corp.+...............................................       558,400       10,461,275
                       BISYS Group, Inc.+..........................................       325,700       20,030,550
                       BMC Software, Inc.+.........................................       625,000       22,802,734
                       Ceridian Corp.+.............................................       275,000        6,617,188
                       Computer Sciences Corp.+....................................       150,000       11,203,125
                       eBay, Inc.+.................................................       248,800       13,512,950
                       First Data Corp. ...........................................       555,000       27,541,875
                       HomeStore.com, Inc.+........................................       438,400       12,795,800
                       Macromedia, Inc.+...........................................       220,400       21,309,925
                       Rational Software Corp.+....................................       545,000       50,650,938
                       Vignette Corp. .............................................       250,000       13,003,906
                                                                                                    ---------------
                                                                                                       628,371,695
                                                                                                    ---------------
                       MATERIALS -- 1.0%
                       Forest Products -- 0.3%
                       Smurfit Stone Container Corp. ..............................       575,000        7,403,125
                       Metals & Minerals -- 0.7%
                       Freeport-McMoRan Copper & Gold, Inc., Class A...............       600,000        5,475,000
                       Freeport-McMoRan Copper & Gold, Inc., Class B ..............       400,000        3,700,000
                       Stillwater Mining Co.+......................................       235,000        6,550,625
                                                                                                    ---------------
                                                                                                        23,128,750
                                                                                                    ---------------

---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       UTILITIES -- 7.8%
                       Electric Utilities -- 0.3%
                       Kansas City Power & Light Co. ..............................       340,000   $    7,650,000
                       Telephone -- 7.5%
                       Allegiance Telecom, Inc.+...................................       195,000       12,480,000
                       Broadwing, Inc. ............................................       325,000        8,429,687
                       China Unicom Ltd.+..........................................       385,800        8,198,250
                       COLT Telecom Group PLC+.....................................       600,000       19,972,916
                       Global Crossing Ltd. .......................................       574,500       15,116,531
                       Intermedia Communications, Inc.+............................       514,500       15,306,375
                       KPNQwest B V+...............................................       169,300        6,708,513
                       McLeodUSA, Inc.+............................................       613,800       12,697,987
                       MGC Communications, Inc.+...................................        92,400        5,538,225
                       Nextel Partners, Inc. ......................................       143,900        4,685,744
                       NTL, Inc.+..................................................       515,500       30,865,562
                       TeleCorp PCS, Inc. .........................................       383,100       15,443,719
                       Telewest Communications.....................................       661,500        2,282,087
                       WorldCom, Inc. .............................................       247,500       11,354,062
                                                                                                    ---------------
                                                                                                       176,729,658
                                                                                                    ---------------
                       TOTAL COMMON STOCK (cost $1,255,799,526)....................                  1,977,286,150
                                                                                                    ---------------


                       PREFERRED STOCK -- 0.9%
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.9%
                       Broadcasting & Media -- 0.9%
                       News Corp. Ltd. ADR
                         (cost $13,360,979)........................................       455,000       21,612,500
                                                                                                    ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,269,160,505)...........                  1,998,898,650
                                                                                                    ---------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 9.5%                                     AMOUNT
                       --------------------------------------------------------------------------------------------
                       Joint Repurchase Agreement Account (See Note 3)
                         (cost $214,540,000).......................................  $214,540,000      214,540,000
                                                                                                    ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,483,700,505)                             97.7%                     2,213,438,650
                       Other assets less liabilities --                     2.3                         52,281,088
                                                                          ------                    ---------------
                       NET ASSETS --                                      100.0%                    $2,265,719,738
                                                                          ======                    ===============


              -----------------------------

              + Non-income producing security

              * Security represents an investment in an affiliated company

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    NATURAL RESOURCES
    PORTFOLIO                            INVESTMENT PORTFOLIO  --  JUNE 30, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 97.0%                                           SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       ENERGY -- 68.9%
                       Energy Services -- 17.1%
                       Baker Hughes, Inc. .........................................      43,700   $ 1,398,400
                       Grant Prideco, Inc. ........................................      15,100       377,500
                       Halliburton Co. ............................................      22,300     1,052,281
                       McDermott International, Inc. ..............................      80,500       709,406
                       Nabors Industries, Inc.+....................................      24,400     1,014,125
                       Precision Drilling Corp. ...................................      32,700     1,263,811
                       Pride International, Inc. ..................................      41,500     1,027,125
                       R & B Falcon Corp. .........................................      66,000     1,555,125
                       Rowan Cos., Inc.+...........................................      48,800     1,482,300
                       Transocean Sedco Forex, Inc. ...............................      16,300       871,031
                       Weatherford International, Inc.+............................      26,500     1,055,032
                       Energy Sources -- 51.8%
                       Alberta Energy Co., Ltd. ...................................      31,600     1,276,811
                       Canadian Natural Resources Ltd. ADR+........................      79,600     2,312,703
                       Canadian Occidental Petroleum Ltd. .........................      53,700     1,456,794
                       Chevron Corp. ..............................................      16,700     1,416,369
                       Cross Timbers Oil Co. ......................................     119,800     2,650,575
                       EOG Resources, Inc. ........................................      86,150     2,886,025
                       Evergreen Resources, Inc.+..................................      55,100     1,632,338
                       Exxon Mobil Corp. ..........................................      34,542     2,711,547
                       Gulf Canada Resource Ltd. ..................................     270,088     1,259,194
                       Imperial Oil Ltd. ..........................................      58,700     1,433,787
                       Kerr-McGee Corp. ...........................................      16,900       996,044
                       Norsk Hydro ASA ADR.........................................      44,500     1,871,781
                       Ocean Energy, Inc.+.........................................      70,600     1,001,637
                       Petro Canada................................................      88,700     1,699,084
                       Renaissance Energy Ltd. ....................................       8,681        84,170
                       Repsol SA ADR...............................................      70,000     1,386,875
                       Shell Transport & Trading Co. PLC ADR.......................      30,500     1,523,094
                       Suncor Energy, Inc. ........................................     103,300     2,387,068
                       Sunoco, Inc. ...............................................      31,300       921,394
                       Talisman Energy, Inc.+......................................      51,000     1,690,236
                       Total SA ADR................................................      17,600     1,351,900
                       Union Pacific Resources Group, Inc. ........................      79,800     1,755,600
                                                                                                  ------------
                                                                                                   47,511,162
                                                                                                  ------------

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       MATERIALS -- 28.1%
                       Metals & Minerals -- 25.3%
                       Alcan Aluminum Ltd. ........................................      23,100   $   716,100
                       Alcoa, Inc. ................................................      44,800     1,299,200
                       Barrick Gold Corp. .........................................      66,100     1,202,194
                       Billiton PLC................................................     180,700       735,492
                       Cleveland-Cliffs, Inc. .....................................     108,200     2,792,913
                       Compania De Minas Buenaventura SA, Series B ADR.............      60,300     1,043,944
                       DeBeers Consolidated Mines Ltd. ADR.........................      88,000     2,139,500
                       Freeport-McMoRan Copper & Gold, Inc., Class A...............     323,700     2,953,762
                       Rio Tinto PLC...............................................      39,983       653,381
                       Stillwater Mining Co.+......................................      88,725     2,473,209
                       UCAR International, Inc. ...................................      53,700       701,456
                       USX United States Steel Group...............................      35,100       651,544
                       Paper Products -- 2.8%
                       Smurfit Stone Container Corp. ..............................      80,000     1,030,000
                       Weyerhaeuser Co. ...........................................      21,700       933,100
                                                                                                  ------------
                                                                                                   19,325,795
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $57,016,276)..............                66,836,957
                                                                                                  ------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 3.5%                                    AMOUNT
                       ---------------------------------------------------------------------------------------
                       Joint Repurchase Agreement Account (See Note 3)
                         (cost $2,435,000).........................................  $2,435,000     2,435,000
                                                                                                  ------------
                       TOTAL INVESTMENTS -- (cost $59,451,276)           100.5%                    69,271,957
                       Liabilities in excess of other
                         assets --                                        (0.5)                      (338,135)
                                                                         ------                   ------------
                       NET ASSETS --                                     100.0%                   $68,933,822
                                                                         ======                   ============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    MULTI-ASSET PORTFOLIO                  INVESTMENT PORTFOLIO -- JUNE 30, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 60.4%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CORE EQUITY -- 60.4%
                       Aerospace & Military Technology -- 0.6%
                       United Technologies Corp. ..................................       12,700   $    747,713
                       Automotive -- 0.5%
                       General Motors Corp. .......................................        7,000        614,250
                       Banks -- 2.4%
                       Chase Manhattan Corp. ......................................       12,000        552,750
                       Citigroup, Inc. ............................................       28,650      1,726,163
                       State Street Corp. .........................................        5,900        625,769
                       Broadcasting & Media -- 4.1%
                       AT&T Corp. -- Liberty Media Group, Inc., Class A+...........       61,000      1,479,250
                       Gannett Co., Inc. ..........................................       18,400      1,100,550
                       Sprint Corp. (PCS Group)....................................       16,900      1,005,550
                       Viacom, Inc. ...............................................       19,742      1,346,157
                       Business Services -- 0.5%
                       Waste Management, Inc. .....................................       31,300        594,700
                       Chemicals -- 0.7%
                       Dow Chemical Co.............................................       15,900        479,981
                       E.I. du Pont de Nemours & Co. ..............................        9,000        393,750
                       Communication Equipment -- 3.8%
                       Cisco Systems, Inc.+ .......................................       45,400      2,885,738
                       Lucent Technologies, Inc. ..................................       21,700      1,285,725
                       Motorola, Inc. .............................................       16,800        488,250
                       Computers & Business Equipment -- 2.8%
                       Dell Computer Corp.+ .......................................       15,100        744,619
                       EMC Corp.+ .................................................        8,400        646,275
                       Hewlett-Packard Co. ........................................        4,900        611,887
                       International Business Machines Corp. ......................       13,100      1,435,269
                       Drugs -- 6.1%
                       American Home Products Corp. ...............................       25,500      1,498,125
                       Bristol-Myers Squibb Co. ...................................       14,000        815,500
                       Johnson & Johnson...........................................       10,400      1,059,500
                       Merck & Co., Inc. ..........................................       14,000      1,072,750
                       Pfizer, Inc. ...............................................       37,800      1,814,400
                       Pharmacia Corp. ............................................       22,012      1,137,745
                       Electric Utilities -- 0.6%
                       Duke Energy Corp. ..........................................       12,500        704,687
                       Electrical Equipment -- 2.4%
                       General Electric Co. .......................................       53,700      2,846,100
                       Electronics -- 5.0%
                       Analog Devices, Inc.+ ......................................        3,200        243,200
                       Intel Corp. ................................................       17,700      2,366,268
                       Micron Technology, Inc. ....................................       11,200        986,300
                       Solectron Corp. ............................................       19,400        812,375
                       Teradyne, Inc. .............................................        8,600        632,100
                       Texas Instruments, Inc. ....................................       14,100        968,494
                       Energy Services -- 0.9%
                       Schlumberger Ltd. ..........................................       15,000      1,119,375

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CORE EQUITY (continued)
                       Energy Sources -- 3.2%
                       Conoco, Inc. ...............................................       27,900   $    685,294
                       Exxon Mobil Corp. ..........................................       28,500      2,237,250
                       Texaco, Inc. ...............................................       17,200        915,900
                       Financial Services -- 1.9%
                       Associates First Capital Corp. .............................       36,300        809,944
                       Goldman Sachs Group, Inc. ..................................        1,900        180,262
                       Merrill Lynch & Co., Inc. ..................................       11,400      1,311,000
                       Food, Beverage & Tobacco -- 1.6%
                       Anheuser-Busch Cos., Inc. ..................................        6,100        455,594
                       Coca-Cola Co. ..............................................        6,900        396,319
                       PepsiCo, Inc. ..............................................       24,000      1,066,500
                       Forest Products -- 0.5%
                       Weyerhaeuser Co. ...........................................       13,400        576,200
                       Health Services -- 0.6%
                       Cardinal Health, Inc., Class A..............................        9,700        717,800
                       Household Products -- 1.5%
                       Gillette Co. ...............................................       12,000        419,250
                       Kimberly-Clark Corp. .......................................       12,500        717,188
                       Procter & Gamble Co. .......................................       11,200        641,200
                       Insurance -- 2.4%
                       American International Group, Inc.* ........................       12,112      1,423,160
                       Marsh & McLennan Cos., Inc. ................................       14,800      1,545,675
                       Leisure & Tourism -- 1.0%
                       AMR Corp. ..................................................       13,700        362,194
                       McDonald's Corp. ...........................................       25,600        843,200
                       Machinery -- 1.1%
                       Corning, Inc. ..............................................        3,300        890,587
                       Illinois Tool Works, Inc. ..................................        7,100        404,700
                       Medical Products -- 1.4%
                       Abbott Laboratories.........................................       25,900      1,154,169
                       Guidant Corp.+..............................................       10,300        509,850
                       Metals & Minerals -- 0.6%
                       Alcoa, Inc. ................................................       25,400        736,600
                       Multi-Industry -- 0.6%
                       Tyco International Ltd. ....................................       16,000        758,000
                       Retail -- 3.0%
                       Home Depot, Inc. ...........................................       17,850        891,384
                       Staples, Inc.+..............................................       12,200        187,575
                       Target Corp. ...............................................       13,100        759,800
                       Wal-Mart Stores, Inc. ......................................       31,800      1,832,475
                       Software -- 6.5%
                       America Online, Inc.+.......................................       19,100      1,007,525
                       Automatic Data Processing, Inc. ............................       18,300        980,194
                       Computer Sciences Corp.+ ...................................       11,400        851,437
                       eBay, Inc.+.................................................        3,600        195,525
                       Electronic Data Systems Corp. ..............................       10,900        449,625
                       First Data Corp. ...........................................        9,600        476,400
                       Microsoft Corp.+............................................       35,800      2,864,000
                       Oracle Corp. ...............................................        5,200        437,125
                       VeriSign, Inc. .............................................        3,195        563,918
                       Telephone -- 3.9%
                       AT&T Corp. .................................................       22,900        724,213
                       Bell Atlantic Corp. ........................................       14,900        757,106
                       SBC Communications, Inc. ...................................       35,500      1,535,375
                       WorldCom, Inc. .............................................       37,200      1,706,550

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CORE EQUITY (continued)
                       Transportation -- 0.2%
                       Caterpillar, Inc. ..........................................        8,700   $    294,713
                                                                                                     73,114,041
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $46,821,349).......................                  73,114,041
                                                                                                   -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 33.3%                                           AMOUNT
                       -----------------------------------------------------------------------------------------
                       CORE BOND -- 33.3%
                       AEROSPACE & MILITARY TECHNOLOGY -- 0.8%
                       Northrop Grumman Corp. 8.63% 2004...........................  $ 1,000,000      1,030,340
                       ASSET-BACKED SECURITIES -- 0.9%
                       Aesop Funding II LLC 6.22% 2001#............................      666,667        665,934
                       Chase Manhattan Auto Owner Trust 5.70% 2001.................      112,609        112,471
                       Honda Auto Receivables Grantor Trust 5.95% 2003.............      163,157        161,988
                       Nissan Auto Receivables Grantor 6.15% 2003..................      119,137        118,392
                       CONSUMER STAPLES -- 0.5%
                       Coca-Cola Bottling Co. 6.38% 2009...........................      680,000        610,985
                       CONSUMER STAPLES -- 0.8%
                       Diageo Capital PLC 6.13% 2005...............................    1,000,000        941,990
                       ENERGY -- 0.8%
                       Husky Oil Ltd. 7.13% 2006...................................    1,000,000        944,530
                       FINANCE -- 6.3%
                       Ace Capital Trust II 9.70% 2030.............................    1,000,000      1,048,641
                       Bankers Trust Corp. 8.25% 2005..............................    1,000,000      1,018,309
                       CIT Group, Inc. 5.50% 2004..................................    1,000,000        925,585
                       First Financial Caribbean Corp. 7.84% 2006..................    1,000,000        944,120
                       General Electric Capital Corp. 6.50% 2006...................    1,000,000        959,058
                       Lumbermans Mutual Casualty Co. 9.15% 2026#..................    1,000,000        858,260
                       Security Benefit Life Co. 8.75% 2016#.......................    1,000,000        980,058
                       Sprint Capital Corp. 6.88% 2028.............................    1,000,000        869,270
                       INDUSTRIAL & COMMERCIAL -- 3.0%
                       CVS Corp. 5.50% 2004........................................    1,000,000        942,708
                       Cummins Engine Co., Inc. 6.25% 2003.........................    1,000,000        957,607
                       FedEx Corp. 6.72% 2022......................................      980,430        891,534
                       Tyco International Group SA 6.13% 2009......................    1,000,000        884,200
                       MORTGAGE-RELATED SECURITIES -- 1.7%
                       CS First Boston Mortgage Securities Corp. 6.40% 2035........      315,440        309,760
                       CS First Boston Mortgage Securities Corp. 7.24% 2029........    1,000,000        987,580
                       Morgan Stanley Capital I, Inc. 6.25% 2007...................      740,624        716,616
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.8%
                       Quebec Province Canada 8.80% 2003...........................    1,000,000      1,040,640
                       U.S. GOVERNMENT & AGENCIES -- 13.7%
                       Federal Home Loan Mortgage Corp. 6.50% 2010 -- 2025.........    1,286,933      1,223,435
                       Federal National Mortgage Association 6.50% 2013 -- 2028....    4,977,581      4,753,095
                       Government National Mortgage Association 6.50%
                         2023 -- 2029..............................................    5,804,518      5,508,835
                       Government National Mortgage Association 7.00% 2029.........    1,922,857      1,868,767
                       United States Treasury Bonds 8.88% 2017 -- 2019.............    2,500,000      3,205,235

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES -- 4.0%
                       AT&T Corp. 5.63% 2004.......................................  $   850,000   $    798,830
                       Coastal Corp. 7.75% 2010....................................    1,000,000        988,670
                       Niagara Mohawk Power Corp. 5.88% 2002.......................    1,250,000      1,202,237
                       United States West Capital Funding, Inc. 6.38% 2008.........    1,000,000        904,839
                       WorldCom, Inc. 6.40% 2005...................................    1,000,000        947,875
                                                                                                   -------------
                                                                                                     40,322,394
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $41,815,168)......................                  40,322,394
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $88,636,517)..............                 113,436,435
                                                                                                   -------------
                       SHORT-TERM SECURITIES -- 0.6%
                       -----------------------------------------------------------------------------------------
                       United States Treasury Bills 5.84% due 8/3/00...............      775,000        763,873
                                                                                                   -------------
                       TOTAL SHORT TERM SECURITIES (cost $763,873).................                     763,873
                                                                                                   -------------
                       REPURCHASE AGREEMENT -- 4.3%
                       -----------------------------------------------------------------------------------------
                       Joint Repurchase Agreement Account@ (See Note 3) (cost
                         $5,160,000)...............................................    5,160,000      5,160,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $94,560,390)                            98.6%                        119,360,308
                       Other assets less liabilities --                 1.4                           1,745,546
                                                                      ------                       -------------
                       NET ASSETS --                                  100.0%                       $121,105,854
                                                                      ======                       =============

              + Non-Income producing security
              * Security represents an investment in an affiliated company # Resale restricted to qualified institutional buyers
              @ The security or a portion thereof has been segregated as collateral for the futures contracts

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                                 UNREALIZED
                       NUMBER OF                                   EXPIRATION      VALUE AT     VALUE AS OF    APPRECIATION/
                       CONTRACTS           DESCRIPTION                DATE        TRADE DATE   JUNE 30, 2000   (DEPRECIATION)
                       ------------------------------------------------------------------------------------------------------
                       10 Long     S&P 500.....................  September 2000   $3,683,851    $3,670,250        $(13,601)
                                                                                                                  --------
                                   Net Unrealized Depreciation..............................................      $(13,601)
                                                                                                                  ========

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STRATEGIC MULTI-ASSET
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JUNE 30, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 59.1%                                                   SHARES           VALUE
                       -------------------------------------------------------------------------------------------------
                       CAPITAL APPRECIATION -- 15.0%
                       Broadcasting & Media -- 2.1%
                       Clear Channel Communications, Inc.+.........................                   800   $    60,000
                       EchoStar Communications Corp., Class A+.....................                 6,500       248,320
                       General Motors Corp. .......................................                 1,300       114,075
                       Rural Cellular Corp. .......................................                 2,600       199,063
                       E.W. Scripps Co., Class A...................................                 3,000       147,750
                       Tritel, Inc. ...............................................                 7,200       213,750
                       TV Guide, Inc. .............................................                 3,800       130,150
                       UnitedGlobalcom.............................................                 6,500       303,875
                       USA Networks, Inc. .........................................                 5,000       108,125
                       Business Services -- 1.4%
                       Iron Mountain, Inc.+........................................                10,120       344,080
                       Manpower, Inc. .............................................                 5,500       176,000
                       NCO Group, Inc.+............................................                 9,300       215,062
                       Pegasus Systems, Inc. ......................................                 6,740        59,160
                       Waste Management, Inc. .....................................                13,000       247,000
                       Communication Equipment -- 1.1%
                       3Com Corp. .................................................                 6,300       363,037
                       American Tower Corp., Class A+..............................                 5,800       241,788
                       Cabletron Systems, Inc. ....................................                 6,300       159,075
                       Storage Networks, Inc. .....................................                   100         9,025
                       Drugs -- 1.5%
                       Forest Labs, Inc. ..........................................                 1,500       151,500
                       Genzyme Corp.+..............................................                 5,600       332,850
                       Gilead Sciences, Inc.+......................................                 3,200       227,600
                       Human Genome Sciences, Inc.+................................                   600        80,025
                       Immunex Corp.+..............................................                 6,100       286,738
                       Electric Utilities -- 0.2%
                       Kansas City Power & Light Co. ..............................                 7,000       157,500
                       Electronics -- 1.4%
                       Brooks Automation, Inc. ....................................                 2,000       191,812
                       Capstone Turbine Corp. .....................................                   500        22,531
                       Flextronics International Ltd.+.............................                 2,400       164,850
                       International Rectifier Corp. ..............................                 5,200       263,200
                       Methode Electronics, Inc. ..................................                 2,000        77,250
                       Newport Corp. ..............................................                 1,500       161,063
                       Texas Instruments, Inc. ....................................                 2,300       157,981
                       Financial Services -- 0.2%
                       Associates First Capital Corp. .............................                 5,700       127,181
                       Food, Beverage & Tobacco -- 0.3%
                       Sara Lee Corp. .............................................                13,000       251,062
                       Forest Products -- 0.2%
                       Smurfit Stone Container Corp. ..............................                11,700       150,638
                       Health Services -- 0.5%
                       IMS Health, Inc. ...........................................                11,100       199,800
                       Quest Diagnostics, Inc. ....................................                 2,000       143,125

---------------------

                       COMMON STOCK (CONTINUED)                                                 SHARES           VALUE
                       -------------------------------------------------------------------------------------------------
                       CAPITAL APPRECIATION (continued)
                       Information & Entertainment -- 0.3%
                       Primacom AG ADR (1).........................................                10,500   $   249,375
                       Leisure & Tourism -- 0.7%
                       AMR Corp. ..................................................                 4,200       111,037
                       Ryanair Holdings PLC ADR+...................................                10,200       372,300
                       Metals & Minerals -- 0.5%
                       Freeport-McMoRan Copper & Gold, Inc., Class B...............                17,000       157,250
                       Stillwater Mining Co.+......................................                 6,400       178,400
                       Retail -- 0.2%
                       Bed Bath & Beyond, Inc.+....................................                 4,000       145,000
                       Software -- 1.6%
                       BMC Software, Inc.+.........................................                 4,900       178,773
                       HomeStore.com, Inc. ........................................                 5,800       169,288
                       Macromedia, Inc. ...........................................                 2,500       241,719
                       Rational Software Corp.+....................................                 2,300       213,756
                       VeriSign, Inc. .............................................                 1,175       207,387
                       Vignette Corp. .............................................                 2,800       145,644
                       Telecommunications -- 1.4%
                       Crown Castle International Corp.+...........................                 7,400       270,100
                       Digital Microwave Corp......................................                 7,800       297,375
                       REMEC, Inc. ................................................                 5,100       213,562
                       Telecorp PCS, Inc. .........................................                 6,200       249,937
                       Telephone -- 0.7%
                       McLeodUSA, Inc. ............................................                 5,800       119,987
                       NTL, Inc.+..................................................                 3,100       185,613
                       Broadwing, Inc. ............................................                 4,500       116,719
                       Intermedia Communications, Inc.+............................                 2,000        59,500
                       Transportation -- 0.7%
                       Atlas Air, Inc.+............................................                11,700       419,737
                       Werner Enterprises, Inc. ...................................                 5,000        57,813
                                                                                                            ------------
                                                                                                             10,846,313
                                                                                                            ------------
                       CORE EQUITY -- 17.7%
                       Aerospace & Military Technology -- 1.1%
                       Honeywell International, Inc. ..............................                 7,200       242,550
                       United Technologies Corp. ..................................                 8,900       523,988
                       Automotive -- 0.7%
                       Delphi Automotive Systems Corp. ............................                24,397       355,281
                       TRW, Inc. ..................................................                 4,200       182,175
                       Banks -- 0.8%
                       Citigroup, Inc. ............................................                 9,000       542,250
                       Broadcasting & Media -- 1.7%
                       AT&T Corp.-Liberty Media Group, Inc., Class A+..............                27,300       662,025
                       Gannett Co., Inc. ..........................................                 7,400       442,612
                       US Unwired, Inc. ...........................................                10,000       130,000
                       Communication Equipment -- 0.6%
                       Cisco Systems, Inc. ........................................                 6,600       419,513
                       Computers & Business Equipment -- 2.5%
                       Dell Computer Corp. ........................................                 8,000       394,500
                       EMC Corp. ..................................................                 4,000       307,750
                       Hewlett-Packard Co. ........................................                 5,400       674,325
                       International Business Machines Corp. ......................                 4,200       460,162
                       Drugs -- 0.1%
                       Smithkline Beecham PLC......................................                 1,500        97,781

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                               SHARES           VALUE
                       -------------------------------------------------------------------------------------------------
                       CORE EQUITY (continued)
                       Electronics -- 1.6%
                       Analog Devices, Inc.+.......................................                 7,800   $   592,800
                       Micron Technology, Inc. ....................................                 5,000       440,313
                       Teradyne, Inc. .............................................                 2,000       147,000
                       Energy Sources -- 1.0%
                       Chevron Corp. ..............................................                 5,100       432,544
                       Royal Dutch Petroleum Co....................................                 1,300        80,031
                       Texaco, Inc. ...............................................                 3,700       197,025
                       Financial Services -- 0.7%
                       Goldman Sachs Group, Inc. ..................................                 1,400       132,825
                       Merrill Lynch & Co., Inc. ..................................                 3,200       368,000
                       Food, Beverage & Tobacco -- 2.2%
                       Consumer Staples Select Sector SPDR.........................                34,000       857,969
                       PepsiCo, Inc. ..............................................                 8,500       377,719
                       Philip Morris Cos., Inc. ...................................                13,900       369,219
                       Forest Products -- 0.4%
                       Weyerhaeuser Co. ...........................................                 6,200       266,600
                       Gas & Pipeline Utilities -- 0.6%
                       El Paso Energy Corp.........................................                 8,100       412,594
                       Health Services -- 1.1%
                       Cardinal Health, Inc., Class A..............................                 6,200       458,800
                       Tenet Healthcare Corp. .....................................                13,000       351,000
                       Insurance -- 0.7%
                       Marsh & McLennan Cos., Inc. ................................                 5,100       532,631
                       Machinery -- 0.3%
                       Illinois Tool Works, Inc. ..................................                 4,000       228,000
                       Software -- 0.8%
                       First Data Corp. ...........................................                11,100       550,838
                       Telephone -- 0.8%
                       China Unicom................................................                 7,700       163,625
                       WorldCom, Inc. .............................................                 8,100       371,587
                                                                                                            ------------
                                                                                                             12,766,032
                                                                                                            ------------
                       GLOBAL CORE EQUITY -- 26.4%
                       AUSTRALIA -- 0.4%
                       News Corp., Ltd. ...........................................                 5,400       294,300
                       BELGIUM -- 0.4%
                       Lernout & Hauspie Speech Products (Information
                         Technology)...............................................                 6,600       290,812
                       CANADA -- 0.8%
                       Alcan Aluminum Ltd. (Materials).............................                 6,300       195,811
                       Nortel Networks Corp. Canadian Exchange (Information
                         Technology)...............................................                   800        55,513
                       Nortel Networks Corp. U.S. Exchange (Information
                         Technology)...............................................                 4,600       313,950
                       CHINA -- 0.3%
                       China Telecom (Hong Kong) Ltd. ADR (Information
                         Technology)...............................................                 1,400       248,937
                       FINLAND -- 0.2%
                       Upm-Kymmene Corp. (Materials)...............................                 6,887       170,951
                       FRANCE -- 3.0%
                       AXA SA de CV (Finance)......................................                   400        63,010
                       Air Liquide (Materials).....................................                 1,540       200,835
                       Banque Nationale de Paris+ (Finance)........................                 3,309       318,437
                       Canal Plus (Information & Entertainment)....................                   268        45,031
                       Pin Printemps Redo (Consumer Discretionary).................                   900       199,943

---------------------

                       COMMON STOCK (CONTINUED)                                               SHARES           VALUE
                       -------------------------------------------------------------------------------------------------
                       GLOBAL CORE EQUITY (continued)
                       FRANCE (continued)
                       Rhone-Poulenc SA (Healthcare)...............................                10,831   $   790,521
                       Thomson Multimedia (Information & Entertainment)............                   730        47,252
                       Total Fina ELF SA, Class B (Energy).........................                 1,700       260,652
                       Vivendi SA (Utilities)......................................                 2,300       203,003
                       GERMANY -- 2.5%
                       BASF AG (Materials).........................................                 7,625       306,471
                       Bayerische Motoren Werke AG (Finance).......................                 5,700       172,233
                       Deutsche Bank AG (Finance)..................................                 2,800       230,426
                       Infineon Technologies AG (Information Technology)...........                 1,600       126,097
                       Sap AG (Information Technology).............................                   300        55,478
                       Siemens AG (Industrial & Commercial)........................                 5,993       904,000
                       HONG KONG -- 0.7%
                       Cheung Kong Holdings Ltd. (Industrial & Commercial).........                30,000       329,998
                       Sun Hung Kai Properties Ltd.+ (Real Estate).................                25,000       179,591
                       INDIA -- 0.3%
                       ICICI, Ltd. (Finance).......................................                 3,600        67,500
                       Videsh Sanchar Nigam Ltd. (Utilities).......................                 9,700       152,775
                       IRELAND -- 0.2%
                       Allied Irish Banks PLC (Finance)............................                19,043       170,532
                       JAPAN -- 5.2%
                       Dai Nippon Printing (Information & Entertainment)...........                14,000       246,605
                       Fujisawa Pharmaceutical Co. (Healthcare)....................                10,000       404,316
                       Hoya Corp (Healthcare)......................................                 4,000       358,136
                       Matsumotokiyoshi (Consumer Discretionary)...................                 3,900       408,727
                       Matsushita Communication Industrial Co. (Information
                         Technology)...............................................                 1,000       116,677
                       Minebea Co. (Information Technology)........................                 9,000       112,813
                       Mitsubishi Electronics Corp. (Information Technology).......                13,000       140,653
                       Murata Manufacturing Co. (Information Technology)...........                 1,000       143,443
                       NEC Corp. (Information Technology)..........................                 9,000       282,456
                       Nikko Securities (Finance)..................................                16,000       158,334
                       Nippon Telegraph & Telephone Corp. (Utilities)..............                    20       265,774
                       Omron Corp. (Industrial & Commercial).......................                11,000       298,572
                       Promise Co., Ltd. (Finance).................................                 1,500       118,467
                       Ricoh Co. (Information & Entertainment).....................                 3,000        63,475
                       Softbank Corp. (Finance)....................................                   600        81,429
                       Sony Corp. (Information & Entertainment)....................                 2,200       205,268
                       Tokyo Style Co., Ltd. (Consumer Discretionary)..............                23,000       216,767
                       Toshiba Corp. (Information Technology)......................                14,000       157,938
                       KOREA -- 0.2%
                       Samsung Electronics (Information Technology)................                   400       132,374
                       LUXEMBOURG -- 0.1%
                       Audiofina (Information & Entertainment).....................                   300        38,665
                       MEXICO -- 0.4%
                       Cifra SA de CV (Consumer Discretionary).....................                78,100       183,233
                       Grupo Financiero Banamex Accival, SA (Information
                         Technology)...............................................                 2,000         8,409
                       Telefonos de Mexico SA ADR (Utilities)......................                 1,800       102,825
                       NETHERLANDS -- 2.3%
                       Aegon NV (Finance)..........................................                11,400       405,631
                       ING Groep NV (Finance)......................................                 4,700       317,686
                       Koninklijke (Royal) Philips Electronics NV (Information
                         Technology)...............................................                 8,492       400,502
                       Royal Dutch Petroleum Co. (Energy)..........................                 8,300       515,853

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                               SHARES           VALUE
                       -------------------------------------------------------------------------------------------------
                       GLOBAL CORE EQUITY (continued)
                       SINGAPORE -- 0.3%
                       Overseas Chinese Bank (Finance).............................                11,550   $    79,587
                       Overseas Union Bank (Finance)...............................                38,828       150,636
                       SPAIN -- 1.5%
                       Banco Popular Esp (Finance).................................                 5,100       157,755
                       Endesa SA (Utilities).......................................                 3,200        62,400
                       Endesa SA (Utilities).......................................                15,950       308,965
                       Promotora de Informaciones SA (Information &
                         Entertainment)............................................                   761        17,654
                       Repsol SA (Energy)..........................................                16,500       328,441
                       Telefonica Ca (Utilities)...................................                 8,089       173,758
                       Telefonica SA ADR (Utilities)...............................                    16         1,025
                       SWEDEN -- 1.3%
                       Ericsson L.M. Tel (Information Technology)..................                26,320       520,730
                       Skandinaviska Ens (Finance).................................                36,520       432,692
                       SWITZERLAND -- 1.2%
                       Holderbank Financiere Glarus AG (Materials).................                   130       159,382
                       Nestle SA+ (Consumer Staples)...............................                   279       558,411
                       Novartis AG (Healthcare)....................................                    80       126,721
                       THAILAND -- 0.2%
                       Siam Cement Co. (Materials).................................                 3,200        60,121
                       Thai Farmers Bank (Finance).................................                85,900        72,360
                       TURKEY -- 0.2%
                       Haci Omer Sabanci (Finance).................................             5,542,560        65,215
                       Yapi Ve Kredi Bank (Finance)................................             7,524,000        83,679
                       UNITED KINGDOM -- 4.7%
                       3I Group (Finance)..........................................                 8,200       168,617
                       BP Amoco (Energy)...........................................                56,800       544,885
                       British Airways PLC (Information & Entertainment)...........                64,327       369,866
                       British America Tobacco PLC+ (Consumer Staples).............                10,700        71,399
                       Cable & Wireless (Utilities)................................                12,707       215,150
                       Colt Telecom Group PLC+ (Utilities).........................                 6,760       225,028
                       Marconi PLC (Information Technology)........................                11,900       154,850
                       Prudential Corp. PLC (Finance)..............................                19,600       287,077
                       Psion (Information Technology)..............................                 3,300        31,907
                       Smith & Nephew PLC (Healthcare).............................               104,600       386,179
                       SmithKline Beecham PLC (Healthcare).........................                 9,600       125,648
                       Standard Chartered PLC (Finance)............................                20,640       257,026
                       Vodafone Group PLC (Information Technology).................                54,071       218,444
                       Zeneca Group PLC (Healthcare)...............................                 7,200       336,090
                                                                                                            ------------
                                                                                                             19,030,785
                                                                                                            ------------
                       TOTAL COMMON STOCK (cost $37,777,632).......................                          42,643,130
                                                                                                            ------------

                       PREFERRED STOCK -- 0.0%
                       -------------------------------------------------------------------------------------------------
                       GERMANY -- 0.0%
                       ProSieben Media AG 2.86% (Information & Entertainment)......                    10         1,243
                                                                                                            ------------
                       TOTAL PREFERRED STOCK (cost $499)...........................                               1,243
                                                                                                            ------------

---------------------

                                                                                             PRINCIPAL
                       BONDS & NOTES -- 28.3%                                                 AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------------
                       CORE BOND -- 18.4%
                       AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
                       Argo Tech Corp. 8.63% 2007..................................       $        10,000   $     7,000
                       K & F Industries, Inc., Series B 9.25% 2007.................               125,000       118,125
                       ASSET-BACKED SECURITIES -- 1.4%
                       Advanta Mortgage Loan Trust 6.99% 2029......................                85,458        85,466
                       Aesop Funding II LLC 6.22% 2001 6.22% 2001*.................                66,667        66,593
                       Capital Auto Receivables Asset 6.25% 2003...................                65,000        64,492
                       Chase Manhattan Auto Trust 6.50% 2001.......................                50,000        49,797
                       Chase Manhattan Credit Card Master 7.04% 2005...............               125,000       124,765
                       Daimler Benz Vehicle Owner Trust 5.23% 2001.................                   647           647
                       Daimlerchrysler Auto Trust 6.76% 2003.......................               100,000        99,687
                       Ford Credit Auto Owner Trust 6.20% 2002.....................               153,206       152,487
                       Honda Auto Lease Trust 6.65% 2005...........................                50,000        49,648
                       Money Store Trust 6.64% 2014................................               100,399        99,960
                       Residential Funding Mortgage Securities I, Inc. 6.00%
                         2009......................................................                 9,293         9,203
                       SLM Student Loan Trust 6.34% 2008...........................               130,000       129,932
                       Sasco Floating Rate Commercial Mortgage 0.99% 2001..........                45,451        45,495
                       USAA Auto Loan Grantor Trust 6.10% 2006.....................                33,255        32,834
                       World Omni Automobile Lease Trust 6.18% 2003................                56,343        56,273
                       AUTOMOTIVE -- 0.6%
                       Accuride Corp., Series B 9.25% 2008.........................                65,000        55,088
                       Delco Remy International, Inc. 8.63% 2007...................                50,000        46,063
                       Delco Remy International, Inc. 10.63% 2006..................                75,000        74,437
                       Dura Operating Corp. 9.00% 2009.............................                75,000        66,187
                       Federal Mogul Corp. 8.80% 2007..............................                70,000        53,605
                       LDM Technologies, Inc. 10.75% 2007..........................                40,000        31,800
                       Prestolite Electric, Inc. 9.63% 2008........................               100,000        64,000
                       CABLE -- 0.6%
                       Adelphia Communications Corp. 7.88% 2009....................                75,000        63,375
                       Century Communications Corp., Series B zero coupon
                         2008 (1)..................................................               250,000       101,250
                       Charter Communication Holding LLC 8.63% 2009................               165,000       144,994
                       Frontiervision Holding LP zero coupon 2007 (1)..............                35,000        30,100
                       NTL Communications Corp. zero coupon 2008 (1)...............               175,000       114,625
                       CHEMICALS -- 0.5%
                       ARCO Chemical Co. 9.80% 2020................................                85,000        75,650
                       Lyondell Chemical Co. 9.63% 2007............................                50,000        49,500
                       Lyondell Chemical Co. 9.88% 2007............................               120,000       118,500
                       Pioneer Americas Acquisition Corp. 9.25% 2007...............                15,000         9,900
                       Texas Petrochemicals Corp. 11.13% 2006......................               100,000        85,000
                       COMMUNICATIONS & MEDIA -- 1.2%
                       AMC Entertainment, Inc. 9.50% 2009 - 2011...................               225,000       105,000
                       Allbritton Communications Co. 9.75% 2007....................                50,000        47,500
                       American Media Operations, Inc. 10.25% 2009.................                50,000        49,000
                       Benedek Communications Corp. zero coupon 2006 (1)...........               100,000        78,000
                       Echostar DBS Corp. 9.38% 2009...............................               250,000       240,000
                       Fox Liberty Networks LLC zero coupon 2007 (1)...............               100,000        81,500
                       Granite Broadcasting Corp. 8.88% 2008.......................                15,000        12,675
                       LIN Holdings Corp. zero coupon 2008 (1).....................               200,000       130,000
                       Sullivan Graphics, Inc. 12.75% 2005.........................               100,000       101,500

                                                           ---------------------

                                                                                             PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                              AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------------
                       CORE BOND (continued)
                       CONSUMER DISCRETIONARY -- 1.1%
                       Bell Sports, Inc. 11.00% 2008...............................       $       100,000   $    99,500
                       Duane Reade, Inc. 9.25% 2008................................               200,000       180,750
                       Federal Mogul Corp. 7.50% 2009..............................               175,000       157,500
                       Lear Corp. 7.96% 2005.......................................                20,000        18,759
                       Lear Corp. 8.11% 2009.......................................                95,000        85,770
                       Mattress Discounters Corp. 12.63% 2007*.....................                50,000        45,500
                       Sealy Mattress Co. zero coupon 2007 (1)*....................                25,000        18,000
                       Stater Brothers Holdings, Inc. 10.75% 2006..................                75,000        60,000
                       True Temper Sports, Inc. 10.88% 2008........................                80,000        76,100
                       Westpoint Stevens, Inc. 7.88% 2008..........................                80,000        63,600
                       CONSUMER STAPLES -- 0.1%
                       BWay Corp. 10.25% 2007......................................               100,000        94,750
                       ENERGY -- 1.1%
                       Costilla Energy, Inc. 10.25% 2006...........................               130,000        57,850
                       Ico, Inc. 10.38% 2007.......................................                80,000        77,200
                       Key Energy Services , Inc. 14.00% 2009......................                40,000        45,000
                       P&L Coal Holdings Corp. 9.63% 2008..........................               200,000       185,500
                       Pioneer Natural Resources Co. 9.63% 2010....................                15,000        15,450
                       Plains Resources, Inc., Series D 10.25% 2006................                50,000        50,375
                       Plains Resources, Inc., Series B 10.25% 2006................                50,000        49,625
                       Pride International, Inc. 10.00% 2009.......................                75,000        76,875
                       RBF Finance Co. 11.38% 2009.................................               130,000       141,050
                       Tuboscope Vetco International, Inc. 7.50% 2008..............               100,000        88,000
                       FINANCE -- 0.8%
                       American General Finance Corp. 6.88% 2001...................                60,000        59,542
                       Ford Credit Auto Owner Trust 5.47% 2001.....................                59,419        59,252
                       Ford Motor Credit Co. 6.70% 2004............................                50,000        48,443
                       GS Mortgage Securities Corp. zero coupon 2004* (1)..........                60,000        60,009
                       Wells Fargo & Co. 7.01% 2001................................               130,000       130,185
                       Western Financial Savings Bank 8.88% 2007...................               225,000       200,250
                       FOOD & LODGING -- 0.5%
                       Aurora Foods, Inc., Series B 8.75% 2008.....................                50,000        28,000
                       Aurora Foods, Inc., Series D 9.88% 2007.....................                25,000        14,500
                       B & G Foods Corp. 9.63% 2007................................               100,000        70,000
                       Chiquita Brands International, Inc. 10.00% 2009.............                75,000        58,125
                       Delaware Monte Foods Co., Series B zero coupon 2007 (1).....               165,000       122,513
                       Nash Finch Co. 8.50% 2008...................................               150,000        97,500
                       GAMING -- 0.2%
                       Aztar Corp. 8.88% 2007......................................                25,000        23,563
                       Hollywood Casino Corp. 11.25% 2007..........................                50,000        51,125
                       Station Casinos, Inc. 8.88% 2008............................               100,000        95,250
                       HEALTHCARE -- 0.7%
                       Alaris Medical Systems, Inc. 9.75% 2006.....................                50,000        33,000
                       Alaris Medical, Inc. zero coupon 2008 (1)...................               100,000        15,250
                       Beverly Enterprises, Inc. 9.00% 2006........................                70,000        57,750
                       Bio Rad Laboratories, Inc. 11.63% 2007*.....................                25,000        25,750
                       Conmed Corp. 9.00% 2008.....................................                65,000        59,312
                       Mediq Prn Life Support Services 11.00% 2008.................                80,000         8,000
                       Owens & Minor, Inc. 10.88% 2006.............................                50,000        51,500
                       Tenet Healthcare Corp. 8.13% 2008...........................                75,000        68,437
                       Triad Hospitals 11.00% 2009.................................               100,000       102,250
                       Universal Hospital Services, Inc. 10.25% 2008...............               100,000        57,000
                       Warner Chilcott, Inc. 12.63% 2008*..........................                50,000        51,313

---------------------

                                                                                             PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                              AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------------
                       CORE BOND (continued)
                       INDUSTRIAL & COMMERCIAL -- 0.5%
                       General Motors Corp. 6.88% 2004.............................       $        40,000   $    60,666
                       Grove Worldwide LLC, Inc. 9.25% 2008........................                70,000        27,125
                       Neenah Foundry Co. 11.13% 2007..............................                20,000        14,700
                       Pierce Leahy Command Co. 8.13% 2008.........................                35,000        30,625
                       Roller Bearing Co. of America, Inc. 9.63% 2007..............                20,000        18,300
                       WESCO Distribution, Inc., Series B 9.13% 2008...............                70,000        64,050
                       Waste Management, Inc. 6.88% 2009...........................                75,000        65,711
                       Werner Holding Delaware, Inc. 10.00% 2007...................                30,000        28,875
                       INFORMATION & ENTERTAINMENT -- 0.6%
                       Allbritton Communications Co. 8.88% 2008....................                25,000        22,875
                       Classic Cable, Inc. 10.50% 2010.............................               105,000        96,862
                       Hammons (John Q.) Hotels L.P. 8.88% 2004....................                75,000        65,250
                       Insight Midwest L.P. 9.75% 2009.............................                50,000        49,000
                       Loews Ciniplex Entertainment Corp. 8.88% 2008...............               150,000        70,500
                       Sun Media Corp. 9.50% 2007..................................                75,000        72,000
                       Young Broadcasting, Inc. 8.75% 2007.........................                75,000        68,625
                       INFORMATION TECHNOLOGY -- 1.2%
                       Advanced Micro Devices, Inc. 11.00% 2003....................                50,000        51,250
                       Covad Communications Group 12.00% 2010*.....................                45,000        35,100
                       DecisionOne Holdings Corp. 1.00% 2008.......................               150,000         1,125
                       Exodus Communications, Inc. 11.63% 2010*....................                75,000        75,188
                       Fairchild Semiconductor Corp. 10.13% 2007...................               125,000       125,937
                       Fairchild Semiconductor Corp. 10.38% 2007...................                30,000        30,525
                       Fisher Scientific International, Inc. 9.00% 2008............                50,000        45,750
                       GT Group Telecom, Inc. zero coupon 2010* (1)................               100,000        55,500
                       Level 3 Communications, Inc. 11.25% 2010*...................               100,000        98,500
                       Level 3 Communications, Inc. 10.75% 2008....................                25,000        22,913
                       Pierce Leahy Corp. 9.13% 2007...............................                20,000        18,800
                       SCG Holding Corp. 12.00% 2009...............................                58,000        61,915
                       Telecommunications Techniques 9.75% 2008....................               140,000       126,000
                       WorldCom, Inc. 6.13% 2001...................................               125,000       123,245
                       MATERIALS -- 0.4%
                       Alaska Steel Corp. 7.88% 2009...............................                75,000        66,563
                       American Standard Cos., Inc. 8.25% 2009.....................                50,000        48,250
                       Avecia Group PLC 11.00% 2009................................                75,000        73,500
                       Georgia Gulf Corp. 10.38% 2007..............................                15,000        15,600
                       Nortek, Inc. 9.25% 2007.....................................                25,000        23,375
                       Sovereign Specialty Chemicals 11.88% 2010...................                40,000        41,150
                       Weirton Steel Corp. 11.38% 2004.............................                50,000        49,000
                       METALS & MINERALS -- 0.1%
                       LTV Corp. 11.75% 2009.......................................               115,000        96,600
                       MUNICIPAL BONDS -- 0.2%
                       Austin Texas Rental Car Special Facility Revenue 6.13%
                         2007......................................................                50,000        46,115
                       Philadelphia Pennsylvania Authority For Industrial
                         Development Pension Funding 5.64% 2006....................                40,000        37,011
                       Worcester MA 5.50% 2007.....................................                50,000        44,883
                       PAPER PRODUCTS -- 0.1%
                       Gaylord Container Corp. 9.38% 2007..........................                75,000        58,500
                       Packaging Corp. of America 9.63% 2009.......................                40,000        39,700
                       PHILLIPINES -- 0.1%
                       Philippines Republic 10.63% 2025............................                56,000        47,880

                                                           ---------------------

                                                                                             PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                               AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------------
                       CORE BOND (continued)
                       REAL ESTATE -- 0.4%
                       Avalon Bay Communitys, Inc. 6.50% 2003......................       $        75,000   $    72,111
                       Engle Homes, Inc., Series C 9.25% 2008......................                45,000        37,913
                       Spieker Properties LP 6.80% 2004............................                55,000        52,706
                       Toll Corp. 8.13% 2009.......................................               100,000        90,000
                       Webb Delaware Corp. 10.25% 2010.............................                75,000        65,062
                       TELECOMMUNICATIONS -- 3.2%
                       Alaska Communications Holdings, Inc. 9.38% 2009.............                50,000        46,125
                       BTI Telecommunications Corp. 10.50% 2007....................                85,000        64,813
                       Concentric Network Corp. 12.75% 2007........................               150,000       158,250
                       Covad Communications Group, Inc. 12.50% 2009................                50,000        40,000
                       Crown Castle International Corp. zero coupon 2007 (1)@......                50,000        37,000
                       E.Spire Communications, Inc. zero coupon 2008 (1)...........               150,000        48,000
                       GCI, Inc. 9.75% 2007........................................               250,000       230,312
                       GST Telecommunications, Inc. 12.75% 2007(2).................                60,000         8,400
                       Globalstar LP 10.75% 2004...................................                75,000        22,125
                       Hyperion Telecommunications, Inc. zero coupon 2003 (1)......                90,000        82,800
                       Hyperion Telecommunications, Inc. 12.25% 2004...............                50,000        50,750
                       ITC DeltaCom, Inc. 9.75% 2008...............................                75,000        71,250
                       Intermedia Communications, Inc. 8.88% 2007..................               125,000       117,500
                       KMC Telecom Holdings, Inc. zero coupon 2008 (1).............               330,000       155,100
                       McLeodUSA, Inc. 8.13% 2009..................................                75,000        67,500
                       McLeodUSA, Inc. 9.25% 2007..................................                50,000        48,125
                       McLeodUSA, Inc. 9.50% 2008..................................                85,000        82,450
                       McLeodUSA, Inc. 8.38% 2008..................................                10,000         9,100
                       Nextel Communications, Inc. zero coupon 2007 (1)............               450,000       337,500
                       Nextlink Communications, Inc. zero coupon 2008 (1)..........               150,000        93,750
                       PSINet, Inc. 10.00% 2005....................................               125,000       115,000
                       PSINet, Inc. 11.50% 2008....................................                50,000        47,000
                       RCN Corp. 11.00% 2008.......................................               125,000        69,687
                       Time Warner Telecom, Inc. 9.75% 2008........................                50,000        48,500
                       Verio, Inc. 11.25% 2008.....................................               150,000       168,375
                       Viatel, Inc. 11.25% 2008....................................                80,000        59,200
                       U.S. GOVERNMENT & AGENCIES -- 2.2%
                       Federal Home Loan Banks 5.63% 2003..........................                75,000       110,742
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................                74,993        72,463
                       Federal Home Loan Mortgage Corp. 7.48% 2029.................               241,925       247,544
                       Federal National Mortgage Association 7.78% 2010............               129,807       130,334
                       Government National Mortgage Association 7.50% 2029.........               136,992       136,007
                       United States Treasury Bonds 5.50% 2028.....................               345,000       316,431
                       United States Treasury Bonds 6.13% 2027.....................               274,000       273,400
                       United States Treasury Bonds 6.25% 2023.....................               130,000       131,055
                       United States Treasury Bonds 7.25% 2016.....................               140,000       154,306
                       UTILITIES -- 0.3%
                       Azurix Corp. 10.75% 2010*...................................                45,000        43,313
                       Energy Corp. America 9.50% 2007.............................               200,000       135,000
                       Western Resources, Inc. 6.88% 2004..........................                10,000         8,858
                                                                                                            ------------
                                                                                                             13,227,522
                                                                                                            ------------
                       GLOBAL CORE BOND -- 9.9%
                       ARGENTINA -- 0.1%
                       Cablevision SA 13.75% 2009..................................                40,000        36,400
                       AUSTRALIA -- 0.2%
                       National Australia Bank, Ltd. 6.72% 2002....................               120,000       119,718
                       BERMUDA -- 0.1%
                       RSL Communications PLC 12.00% 2008..........................               100,000        74,000

---------------------

                                                                                             PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                              AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------------
                       GLOBAL CORE BOND (continued)
                       BRAZIL -- 0.0%
                       Companhia Vale do Rio Doce zero coupon 2009 (1)(3)..........  BRL  $         2,000   $         0
                       CANADA -- 0.5%
                       Acetex Corp. 9.75% 2003.....................................                75,000        70,500
                       Algoma Steel, Inc. 12.38% 2005..............................                75,000        65,250
                       Clearnet Communications, Inc. zero coupon 2009 (1)..........               125,000        75,000
                       Consumers Packaging, Inc. 9.75% 2007........................                55,000        19,250
                       Doman Industries Ltd. 12.00% 2004...........................                75,000        75,000
                       Repap New Brunswick, Inc. 9.00% 2004........................                35,000        33,075
                       CHILE -- 0.1%
                       SCL Term Aereo Santiago SA 6.95% 2012*......................               100,000        92,065
                       DENMARK -- 0.2%
                       Kingdom of Denmark 7.00% 2004...............................  DKK        1,200,000       160,293
                       FINLAND -- 0.5%
                       Republic of Finland 5.75% 2011..............................  EUR          380,000       371,166
                       FRANCE -- 0.9%
                       Republic of France 3.50% 2004...............................  EUR          630,000       567,028
                       Republic of France 5.50% 2010...............................  EUR           90,000        86,636
                       GERMANY -- 1.1%
                       DaimlerChrysler NA Holding 6.41% 2002.......................  EUR           75,000        74,987
                       Republic of Germany 6.00% 2006..............................  EUR          155,000       153,927
                       Republic of Germany 6.88% 2005..............................  EUR          150,000       153,774
                       Republic of Germany 6.25% 2024..............................  EUR          380,000       393,260
                       GREECE -- 0.4%
                       Republic of Greece 6.50% 2014...............................  GRD       83,000,000       241,416
                       INDONESIA -- 0.1%
                       Pindo Deli Finance Mauritius Ltd. 10.75% 2007...............               100,000        60,000
                       ITALY -- 1.3%
                       Republic of Italy 4.00% 2004................................  EUR          580,000       528,174
                       Republic of Italy 4.75% 2005................................  EUR          390,000       362,504
                       Republic of Italy 6.50% 2027................................  EUR           36,151        37,088
                       JAPAN -- 1.1%
                       Government of Japan 2.90% 2005..............................  JPY       34,000,000       349,137
                       Government of Japan 1.90% 2009..............................  JPY       28,000,000       269,424
                       Government of Japan 1.40% 2009..............................  JPY       22,300,000       204,820
                       MEXICO -- 0.6%
                       Alestra S De R L De CV 12.13% 2006*.........................               125,000       115,000
                       Petroleos Mexicanos 8.85% 2007..............................               250,000       243,125
                       Satelites Mexicanos SA De CV 10.13% 2004....................                50,000        33,500
                       United Mexican States 10.38% 2009...........................                35,000        37,100
                       United Mexican States 9.88% 2010............................                30,000        31,050
                       NORWAY -- 0.2%
                       Kingdom of Norway 5.50% 2009................................  NOK        1,150,000       127,726
                       SOUTH AFRICA -- 0.1%
                       South Africa Republic 13.00% 2010...........................  ZAR          396,000        54,650
                       SOUTH KOREA -- 0.1%
                       Cho Hung Bank 11.50% 2010*..................................  KRW           65,000        62,562
                       SPAIN -- 0.9%
                       Kingdom of Spain 4.25% 2002.................................  EUR          700,000       657,263
                       SUPRANATIONALS -- 0.7%
                       Euro Investment Bank 3.00% 2006.............................  JPY       33,000,000       343,855
                       Euro Investment Bank 7.63% 2006.............................  GBP           90,000       144,234

                                                           ---------------------

                                                                                             PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                               AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------------
                       GLOBAL CORE BOND (continued)
                       SWEDEN -- 0.1%
                       Kingdom of Sweden 9.00% 2009................................  SEK  $       700,000   $    99,682
                       TRINIDAD & TOBAGO -- 0.1%
                       Trinidad & Tobago Republic 9.88% 2009*......................                30,000        30,750
                       UNITED KINGDOM -- 0.7%
                       British Gas International Finance BV 5.38% 2009.............  GBP           70,000        94,584
                       Dunlop Standard Aerospace Holdings PLC 11.88% 2009..........                85,000        83,513
                       Royal Bank of Scotland Group 6.38% 2011.....................                75,000        66,287
                       United Kingdom Treasury 7.75% 2006..........................  GBP          100,000       168,075
                       Xerox Capital Europe PLC 5.75% 2002.........................               120,000       116,147
                                                                                                            ------------
                                                                                                              7,182,995
                                                                                                            ------------
                       TOTAL BONDS & NOTES (cost $22,017,174)......................                          20,410,517
                                                                                                            ------------

                       WARRANTS -- 0.0%+                                                        SHARES
                       -------------------------------------------------------------------------------------------------
                       Banque Nationale de Paris 7/15/02 (Finance).................                 2,873        14,811
                       KMC Telecom Holdings, Inc. 4/15/08
                         (Telecommunications)(2)(3)................................                   330           825
                       Siam Commercial Bank 6/22/04 (Finance)......................                 1,567           172
                       Siam Commercial Bank 5/10/02 (Finance)......................               216,100        25,375
                                                                                                            ------------
                       TOTAL WARRANTS (cost $912)..................................                              41,183
                                                                                                            ------------
                       TOTAL INVESTMENT SECURITIES (cost $59,796,186)..............                          63,096,073
                                                                                                            ------------

                                                                                             PRINCIPAL
                       SHORT-TERM SECURITIES -- 4.5%                                           AMOUNT
                       -------------------------------------------------------------------------------------------------
                       CORPORATE SHORT TERM NOTES -- 3.1%
                       Province of Alberta 6.25% due 10/19/00......................       $        50,000        48,820
                       Bayerische Vereinsbank AG 6.38% due 9/6/00..................               300,000       299,475
                       British Telecommunications PLC 6.18% due 11/15/00...........               400,000       390,115
                       Canada Government 6.50% due 5/30/01.........................               100,000        99,640
                       Columbia University Trustees New York 5.89% due 12/15/00....               100,000        99,501
                       Falcon Asset Securitization Corp. 6.63% due 8/25/00.........               250,000       247,468
                       General Electric Capital Corp. 7.38% due 5/23/01............               125,000       125,191
                       Halifax PLC 6.60% due 9/6/00................................               175,000       172,924
                       I.B.R.D. World Bank 6.00% due 8/22/00.......................                73,000        72,855
                       Inter-American Development Bank 6.38% due 8/1/00............               100,000        99,912
                       KFW International 5.75% due 12/1/00.........................               100,000        99,331
                       Morgan Guaranty Trust 6.38% due 3/26/01.....................                75,000        74,624
                       NationsBank Corp. 5.75% due 3/15/01.........................               118,000       116,813
                       Svenska Handelsbanken 6.62% due 3/7/01......................               125,000       124,577
                       Telstra Corp., Ltd. 6.57% due 8/31/00.......................               100,000        98,875
                       Turkey Treasury Bill zero coupon 2001(1)....................  TRL   38,000,000,000        50,132
                                                                                                            ------------
                       Total Corporate Short Term Notes (cost $2,229,204)..........                           2,220,253
                                                                                                            ------------
                       U.S. GOVERNMENT -- 1.4%
                       United States Treasury Bills 5.76% due 8/30/00#
                             (cost $1,019,588).....................................                           1,019,588
                                                                                                            ------------
                       TOTAL SHORT TERM SECURITIES (cost $3,248,792)...............                           3,239,841
                                                                                                            ------------

---------------------

                                                                                             PRINCIPAL
                       REPURCHASE AGREEMENT -- 8.7%                                           AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------------
                       Joint Repurchase Agreement Account# (See Note 3)
                         (cost $6,255,000).........................................       $     6,255,000   $ 6,255,000
                                                                                                            ------------
                       TOTAL INVESTMENTS --
                         (cost $69,299,978)                      100.6%                                      72,590,914
                       Liabilities in excess of other assets --   (0.6)                                        (403,172)
                                                                 ------                                     ------------
                       NET ASSETS --                             100.0%                                     $72,187,742
                                                                 ======                                     ============

              -----------------------------

              + Non-Income producing security

              * Resale restricted to qualified buyers.

              @ Security represents an investment in an affiliated company

              # The security or a portion thereof has been segregated as collateral for futures and written option contracts.

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              (1) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date

              (2) Bond in default

              (3) Fair valued security; See Note 2

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                                        UNREALIZED
                       NUMBER OF                                           EXPIRATION      VALUE AT     VALUE AS OF    APPRECIATION/
                       CONTRACTS               DESCRIPTION                    DATE        TRADE DATE   JUNE 30, 2000   DEPRECIATION
                       -------------------------------------------------------------------------------------------------------------
                        7 Long    IBEX Plus Index Futures--
                                  Meff Renta Variable Exchange.........  July 2000        $ 720,603     $  704,403       $(16,200)
                        4 Long    SPI Index Futures--
                                  Sydney Futures Exchange..............  September 2000     192,388        200,834          8,446
                        5 Long    FTSE 100 Index Futures--
                                  London Futures Exchange..............  September 2000     492,155        481,161        (10,994)
                        1 Long    MIB 30 Index Futures--
                                  Milan Stock Exchange.................  September 2000     223,821        224,005            184
                        8 Long    Japanese Government Bond Futures--
                                  Singapore Exchange...................  September 2000     999,839      1,003,733          3,894
                       10 Long    TOPIX Index Futures--
                                  Tokyo Stock Exchange.................  September 2000   1,457,950      1,504,167         46,217
                                                                                                                         --------
                                  Net Unrealized Appreciation.......................................................     $ 31,547
                                                                                                                         ========

              OPEN COVERED WRITTEN OPTIONS
              ------------------------------------------------------------------

                                                                                                EXPIRATION   STRIKE
                                                 OPTIONS                            CONTRACTS      DATE      PRICE    VALUE
                       ----------------------------------------------------------------------------------------------------
                       U.S. Treasury Bill (Call)..................................  345          10/00        99.6    $(647)
                                                                                                                      -----
                       TOTAL OPEN COVERED WRITTEN OPTIONS
                         (proceeds $3,234).........................................................................   $(647)
                                                                                                                      =====

                                                           ---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                          CONTRACT             IN          DELIVERY   GROSS UNREALIZED
                         TO DELIVER       EXCHANGE FOR       DATE       APPRECIATION
                       ---------------------------------------------------------------
                        DKK  1,282,300  USD       164,723  08/14/00       $    318
                       *USD    611,269  EUR       680,700  07/10/00         39,024
                       *USD     12,700  EUR        14,000  07/10/00            674
                       *USD    442,665  EUR       488,000  07/10/00         23,535
                       *USD    210,226  EUR       221,000  07/10/00            901
                       *USD     41,562  EUR        44,000  07/17/00            491
                       *USD     91,242  EUR        96,000  07/17/00            512
                       *USD    418,289  EUR       441,000  07/17/00          3,206
                        EUR    539,000  USD       515,198  07/17/00             38
                        USD    343,161  EUR       373,500  07/18/00         13,843
                        USD     47,269  EUR        52,000  07/18/00          2,435
                       *EUR     78,000  USD        75,028  07/18/00            473
                       *EUR    165,000  USD       158,714  07/18/00          1,001
                        USD  2,954,211  EUR     3,124,000  07/21/00         32,398
                        USD  1,039,015  EUR     1,085,700  10/30/00          5,137
                        USD    637,785  HKD     4,976,000  02/22/02            652
                       *ILS    430,000  USD       104,237  09/22/00            120
                       *JPY  8,855,000  USD        86,771  07/11/00          3,141
                       *JPY  6,651,500  USD        65,247  07/11/00          2,428
                       *JPY 17,878,000  USD       172,734  07/11/00          3,888
                       *JPY 12,499,000  USD       118,804  07/11/00            759
                        JPY 87,394,000  USD       848,485  07/21/00         21,532
                        JPY  1,594,000  USD        15,255  08/09/00            121
                        JPY  6,250,000  USD        59,707  08/09/00            366
                        JPY  5,470,000  USD        52,147  08/09/00            211
                        JPY 50,127,500  USD       481,995  09/05/00          3,873
                       *USD    138,907  NZD       298,000  08/22/00            900
                       *USD    258,865  NZD       553,000  08/22/00            574
                       *SGD    246,000  USD       144,774  07/11/00          2,147
                        USD    129,951  EUR       135,000  09/05/00            552
                                                                          --------
                                                                           165,250
                                                                          ========

---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                           CONTRACT            IN         DELIVERY   GROSS UNREALIZED
                          TO DELIVER      EXCHANGE FOR      DATE       DEPRECIATION
                       --------------------------------------------------------------
                        USD     637,926  AUD   1,057,000  09/29/00      $  (4,780)
                        USD     119,386  AUD     198,000  09/29/00           (784)
                        USD     597,015  CAD     880,000  07/21/00         (2,098)
                       *EUR     183,000  USD     165,487  07/10/00         (9,338)
                       *EUR     135,000  USD     122,985  07/10/00         (5,984)
                       *EUR   1,085,700  USD   1,033,586  07/10/00         (3,614)
                        EUR   3,298,100  USD   3,007,010  07/17/00       (145,211)
                        EUR      57,000  USD      51,969  07/17/00         (2,510)
                        EUR     885,900  USD     802,891  07/17/00        (43,824)
                        EUR      50,000  USD      45,461  07/17/00         (2,327)
                        EUR     261,000  USD     243,505  07/17/00         (5,950)
                        GBP     386,600  USD     571,824  11/30/00        (14,948)
                        USD      63,546  ILS     255,200  09/22/00         (1,753)
                        USD     126,860  ILS     520,000  09/22/00           (951)
                        USD      70,286  ILS     290,000  09/22/00            (67)
                       *USD     477,232  JPY  50,127,500  07/11/00         (3,810)
                       *JPY   4,244,000  USD      39,536  07/11/00           (546)
                        NOK   1,104,350  USD     123,806  09/05/00         (4,892)
                       *NZD     574,300  USD     258,739  08/22/00        (10,693)
                       *NZD     276,700  USD     129,731  08/22/00            (83)
                        USD      44,715  SEK     385,000  07/19/00           (999)
                        SEK   1,293,500  USD     141,212  07/19/00         (5,665)
                       *USD      85,512  SGD     140,000  07/11/00         (4,342)
                       *USD      64,356  SGD     106,000  07/11/00         (2,899)
                        THB   4,640,000  USD     118,519  09/22/00           (173)
                        USD     129,315  NOK   1,104,350  09/05/00           (617)
                                                                        ---------
                                                                         (278,858)
                                                                        ---------
                             Net Unrealized Depreciation                $(113,608)
                                                                        =========

              -----------------------------

              * Represents open forward foreign currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                       AUD   --  Australian Dollar  HKD   --  Hong Kong Dollar    SEK   --  Swedish Krona
                       CAD   --  Canadian Dollar    ILS   --  Israeli Shekel      SGD   --  Singapore Dollar
                       DKK   --  Danish Krone       JPY   --  Japanese Yen        THB   --  Thailand Baht
                       EUR   --  Euro Dollar        NOK   --  Norwegian Krone     USD   --  United States Dollar
                       GBP   --  Pound Sterling     NZD   --  New Zealand Dollar

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JUNE 30, 2000 (UNAUDITED)

                                                                                   GOVERNMENT &
                                                                 MONEY MARKET      QUALITY BOND
                                                                  PORTFOLIO         PORTFOLIO
   --------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*............................  $        --       $460,891,716
   Short-term securities*......................................   65,895,552              1,343
   Repurchase agreements (cost equals market)..................           --         32,735,000
   Cash........................................................        3,178            204,279
   Foreign currency............................................           --                 --
   Receivables for --
     Fund shares sold..........................................      101,590            449,167
     Dividends and accrued interest............................      470,374          6,528,906
     Sales of investments......................................           --                 --
     Variation margin on futures contracts.....................           --                 --
     Foreign currency contracts................................           --                 --
   Prepaid expenses............................................          107              1,038
   Due from adviser............................................           --                 --
   Unrealized appreciation on forward foreign currency
     contracts.................................................           --                 --
                                                                  -----------------------------
                                                                  66,470,801        500,811,449
                                                                  -----------------------------
   LIABILITIES:
   Payables for --
     Purchases of investments..................................           --         14,974,256
     Fund shares redeemed......................................      726,040            813,307
     Management fees...........................................       26,645            236,788
     Foreign currency contracts................................           --                 --
   Other accrued expenses......................................       52,226            109,825
   Unrealized depreciation on forward foreign currency
     contracts.................................................           --                 --
   Due to custodian............................................           --                 --
   Written options, at value (proceeds of $3,234 on Strategic
     Multi-Asset)..............................................           --                 --
                                                                  -----------------------------
                                                                     804,911         16,134,176
                                                                  -----------------------------
   NET ASSETS:.................................................  $65,665,890       $484,677,273
                                                                  -----------------------------
                                                                  -----------------------------
   Shares of beneficial interest outstanding (unlimited shares
     authorized)...............................................   65,665,890         34,186,654
   Net asset value per share...................................  $      1.00       $      14.18
                                                                  -----------------------------
                                                                  -----------------------------
   COMPOSITION OF NET ASSETS:
   Capital paid in.............................................   65,665,890        467,200,173
   Accumulated undistributed net investment income.............        1,225         38,167,652
   Accumulated undistributed net realized gain (loss) on
     investments, futures contracts and foreign currency.......       (1,225)        (5,480,820)
   Unrealized appreciation (depreciation) of investments.......           --        (15,209,732)
   Unrealized foreign exchange gain (loss) on other assets and
     liabilities...............................................           --                 --
   Unrealized appreciation (depreciation) on futures and
     options contracts.........................................           --                 --
                                                                  -----------------------------
                                                                 $65,665,890       $484,677,273
                                                                  -----------------------------
                                                                  -----------------------------
   ---------------
   *Cost
    Investment securities......................................  $        --       $476,101,455
                                                                  -----------------------------
                                                                  ----------------------------
    Short-term securities......................................  $65,895,552       $      1,336
                                                                  -----------------------------
                                                                  -----------------------------

    See Notes to Financial Statements

---------------------

                  GROWTH AND                      CAPITAL         NATURAL                     STRATEGIC
    HIGH YIELD      INCOME         GROWTH       APPRECIATION     RESOURCES    MULTI-ASSET    MULTI-ASSET
     PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO
    ----------------------------------------------------------------------------------------------------
    $16,228,222   $45,274,538   $937,956,730   $1,998,898,650   $66,836,957   $113,436,435   $63,096,073
        135,750            --             --               --            --        763,873     3,239,841
        625,000       295,000     23,425,000      214,540,000     2,435,000      5,160,000     6,255,000
          2,604         1,128         14,173               --         4,424          2,962         7,048
             --            --             --               49         5,043             --        83,006
            789         3,009      1,012,099       14,620,269        86,208          1,424         1,893
        528,552        22,049        304,024          480,274        80,771        819,493       619,565
        148,767       235,063      4,444,167       76,585,009            --      1,083,363     1,133,270
             --            --             --               --            --         25,250        23,415
             --            --             --               --            --             --       686,766
             86            59          2,604            2,049            24             74            81
             --            --             --               --            --             --         5,890
             --            --             --               --            --             --       165,250
    ----------------------------------------------------------------------------------------------------
     17,669,770    45,830,846    967,158,797    2,305,126,300    69,448,427    121,292,874    75,317,098
    ----------------------------------------------------------------------------------------------------
        149,200       188,296      4,728,835       35,637,681            --             --     1,961,550
         22,620       112,477        850,477        1,421,521       418,386         20,450        40,829
          9,773        26,534        510,942        1,115,849        42,471         99,580        59,356
             --            --             --               --            --             --       688,373
         45,312        42,077        155,701          231,482        53,748         66,990        99,743
             --            --             --               --            --             --       278,858
             --            --             --        1,000,029            --             --            --
             --            --             --               --            --             --           647
    ----------------------------------------------------------------------------------------------------
        226,905       369,384      6,245,955       39,406,562       514,605        187,020     3,129,356
    ----------------------------------------------------------------------------------------------------
    $17,442,865   $45,461,462   $960,912,842   $2,265,719,738   $68,933,822   $121,105,854   $72,187,742
    ----------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------
      2,907,638     2,142,514     23,204,218       37,110,465     3,923,752      9,349,399     6,168,569
    $      6.00   $     21.22   $      41.41   $        61.05   $     17.57   $      12.95   $     11.70
    ----------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------
     22,659,355    20,916,951    462,186,846    1,058,638,677    59,226,527     62,252,888    49,450,607
      2,953,027       285,798      1,774,644        3,792,418       656,249      4,006,511     2,555,714
     (5,728,744)    8,259,068    163,815,502      473,563,627      (769,789)    30,060,138    16,155,384
     (2,440,773)   15,999,645    333,135,850      729,738,145     9,820,681     24,799,918     3,290,936
             --            --             --          (13,129)          154             --      (144,040)
             --            --             --               --            --        (13,601)       34,135
    ----------------------------------------------------------------------------------------------------
    $17,442,865   $45,461,462   $960,912,842   $2,265,719,738   $68,933,822   $121,105,854   $72,187,742
    ----------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------
    $18,659,883   $29,274,893   $604,820,880   $1,269,160,505   $57,016,276   $ 88,636,517   $59,796,186
    ----------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------
    $   144,862   $        --   $         --   $           --   $        --   $    763,873   $ 3,248,792
    ----------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                   GOVERNMENT &
                                                                 MONEY MARKET      QUALITY BOND
                                                                  PORTFOLIO         PORTFOLIO
   --------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME:
   Income:
     Interest..................................................   $1,973,243       $15,418,993
     Dividends.................................................           --                --
                                                                  ----------------------------
            Total income*......................................    1,973,243        15,418,993
                                                                  ----------------------------
   EXPENSES:
     Investment management fees................................      159,151         1,385,040
     Custodian fees............................................       28,903           120,560
     Audit and tax consulting fees.............................       10,645            11,645
     Reports to investors......................................          455            20,475
     Trustees' fees............................................          439             9,250
     Legal fees................................................        2,025             2,025
     Insurance expense.........................................          125               455
     Other expenses............................................        1,158             2,560
                                                                  ----------------------------
            Total expenses before custody credits..............      202,901         1,552,010
            Custody credits earned on cash balances............       (1,853)             (325)
                                                                  ----------------------------
       Net expenses............................................      201,048         1,551,685
                                                                  ----------------------------
   Net investment income.......................................    1,772,195        13,867,308
                                                                  ----------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCIES:
   Net realized gain (loss) on investments #...................       (1,225)       (3,567,373)
   Net realized foreign exchange gain (loss) on other assets
     and liabilities...........................................           --                --
   Net realized gain (loss) on futures contracts and options
     contracts.................................................           --                --
   Change in unrealized appreciation/depreciation of
     investments...............................................           --         6,504,330
   Change in unrealized foreign exchange gain/loss on other
     assets and liabilities....................................           --                --
   Change in unrealized appreciation/depreciation on futures
     contracts.................................................           --                --
                                                                  ----------------------------
   Net realized and unrealized gain (loss) on investments and
     foreign currencies........................................       (1,225)        2,936,957
                                                                  ----------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $1,770,970       $16,804,265
                                                                  ----------------------------
                                                                  ----------------------------
   ---------------
   *  Net of foreign withholding taxes on interest and
     dividends of..............................................   $       --       $        --
                                                                  ----------------------------
                                                                  ----------------------------
   # Net of foreign withholding taxes on capital gains of......   $       --       $        --
                                                                  ----------------------------
                                                                  ----------------------------

    See Notes to Financial Statements

---------------------

                    GROWTH                       CAPITAL       NATURAL                    STRATEGIC
    HIGH YIELD    AND INCOME      GROWTH      APPRECIATION    RESOURCES    MULTI-ASSET   MULTI-ASSET
     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------
    $   959,737   $    10,064   $   875,267   $   6,330,792   $   28,332   $ 1,673,066   $ 1,108,101
          5,625       251,112     2,622,736       2,663,632      421,264       317,352       302,381
----------------------------------------------------------------------------------------------------
        965,362       261,176     3,498,003       8,994,424      449,596     1,990,418     1,410,482
----------------------------------------------------------------------------------------------------
         61,020       162,583     2,964,645       6,669,110      217,005       616,294       377,474
         31,601        27,909       132,097         335,414       38,355        34,340        73,015
         11,145        10,395            --              --       10,145        10,145        12,735
             --         1,365        29,575          55,395        1,365         1,160            --
            813         1,026        15,175          27,711        1,040         2,765           557
          2,025         1,820         2,275           5,915        1,820         2,025         1,820
             63            76           885           1,472           89           260            96
            973         1,065         3,257           5,215        1,093         1,332         1,819
----------------------------------------------------------------------------------------------------
        107,640       206,239     3,147,909       7,100,232      270,912       668,321       467,516
           (456)         (154)       (2,447)        (13,739)      (2,660)         (715)       (1,805)
----------------------------------------------------------------------------------------------------
        107,184       206,085     3,145,462       7,086,493      268,252       667,606       465,711
----------------------------------------------------------------------------------------------------
        858,178        55,091       352,541       1,907,931      181,344     1,322,812       944,771
----------------------------------------------------------------------------------------------------
       (590,268)    1,808,141    66,822,231     240,668,926    3,681,813     7,869,790     7,900,736
             --            --            --         (16,547)      (3,582)           --       (40,270)
             --            --            --              --           --       426,296       (56,215)
       (588,149)   (1,613,900)   (1,873,581)   (109,087,694)     631,654    (6,058,290)   (9,081,034)
             --            --            --          (2,177)        (211)           --        82,914
             --            --            --              --           --         1,354      (127,469)
----------------------------------------------------------------------------------------------------
     (1,178,417)      194,241    64,948,650     131,562,508    4,309,674     2,239,150    (1,334,895)
----------------------------------------------------------------------------------------------------
    $  (320,239)  $   249,332   $65,301,191   $ 133,470,439   $4,491,018   $ 3,561,962   $  (390,124)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
    $        --   $     1,268   $    22,746   $     162,341   $   42,078   $        --   $    34,771
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
    $        --   $        --   $        --   $          --   $       --   $        --   $     4,331
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                     GOVERNMENT &
                                                                 MONEY MARKET        QUALITY BOND
                                                                   PORTFOLIO          PORTFOLIO
   -----------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income.......................................  $   1,772,195      $  13,867,308
   Net realized gain (loss) on investments.....................         (1,225)        (3,567,373)
   Net realized foreign exchange gain (loss) on other assets
     and liabilities...........................................             --                 --
   Net realized gain (loss) on futures contracts and options
     contracts.................................................             --                 --
   Change in unrealized appreciation/depreciation of
     investments...............................................             --          6,504,330
   Change in unrealized foreign exchange gain/loss on other
     assets and liabilities....................................             --                 --
   Change in unrealized appreciation/depreciation on futures
     contracts.................................................             --                 --
                                                                 --------------------------------
   Net increase (decrease) in net assets resulting from
     operations................................................      1,770,970         16,804,265
                                                                 --------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
   Distributions from capital gains............................             --                 --
   Dividends from net investment income........................     (1,770,970)                --
                                                                 --------------------------------
   Total dividends and distributions to shareholders...........     (1,770,970)                --
                                                                 --------------------------------
   CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold...................................    113,711,183        115,204,006
   Proceeds from shares issued for reinvestment of dividends
     and distributions.........................................      1,770,970                 --
   Cost of shares repurchased..................................   (113,038,577)      (127,903,088)
                                                                 --------------------------------
   Net increase (decrease) in net assets resulting from capital
     share transactions........................................      2,443,576        (12,699,082)
                                                                 --------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      2,443,576          4,105,183
                                                                 --------------------------------
   NET ASSETS:
   Beginning of period.........................................     63,222,314        480,572,090
                                                                 --------------------------------
   End of period...............................................  $  65,665,890      $ 484,677,273
                                                                 --------------------------------
                                                                 --------------------------------
   ---------------
   Accumulated undistributed net investment income.............  $       7,663      $  38,167,652
                                                                 --------------------------------
                                                                 --------------------------------
   Shares issued and repurchased:
   Sold........................................................    113,711,183          8,317,920
   Issued in reinvestment of dividends and distributions.......      1,770,970                 --
   Repurchased.................................................   (113,038,577)        (9,251,566)
                                                                 --------------------------------
   Net increase (decrease).....................................      2,443,576           (933,646)
                                                                 --------------------------------
                                                                 --------------------------------

    See Notes to Financial Statements

---------------------

                     GROWTH                          CAPITAL         NATURAL                      STRATEGIC
    HIGH YIELD     AND INCOME       GROWTH        APPRECIATION      RESOURCES     MULTI-ASSET    MULTI-ASSET
     PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------
    $   858,178   $     55,091   $     352,541   $     1,907,931   $    181,344   $  1,322,812   $   944,771
       (590,268)     1,808,141      66,822,231       240,668,926      3,681,813      7,869,790     7,900,736
             --             --              --           (16,547)        (3,582)            --       (40,270)
             --             --              --                --             --        426,296       (56,215)
       (588,149)    (1,613,900)     (1,873,581)     (109,087,694)       631,654     (6,058,290)   (9,081,034)
             --             --              --            (2,177)          (211)            --        82,914
             --             --              --                --             --          1,354      (127,469)
------------------------------------------------------------------------------------------------------------
       (320,239)       249,332      65,301,191       133,470,439      4,491,018      3,561,962      (390,124)
------------------------------------------------------------------------------------------------------------
             --             --              --                --             --             --            --
             --             --              --                --             --             --            --
------------------------------------------------------------------------------------------------------------
             --             --              --                --             --             --            --
------------------------------------------------------------------------------------------------------------
      3,095,277      6,059,817     221,139,186     1,257,591,854     33,978,077      1,202,379     3,004,340
             --             --              --                --             --             --            --
     (5,409,113)   (10,557,500)   (194,292,555)   (1,112,230,066)   (23,926,181)   (13,100,406)   (9,710,170)
------------------------------------------------------------------------------------------------------------
     (2,313,836)    (4,497,683)     26,846,631       145,361,788     10,051,896    (11,898,027)   (6,705,830)
------------------------------------------------------------------------------------------------------------
     (2,634,075)    (4,248,351)     92,147,822       278,832,227     14,542,914     (8,336,065)   (7,082,397)
------------------------------------------------------------------------------------------------------------
     20,076,940     49,709,813     868,765,020     1,986,887,511     54,390,908    129,441,919    79,270,139
------------------------------------------------------------------------------------------------------------
    $17,442,865   $ 45,461,462   $ 960,912,842   $ 2,265,719,738   $ 68,933,822   $121,105,854   $72,187,742
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
    $ 2,953,027   $    285,798   $   1,774,644   $     3,792,418   $    656,249   $  4,006,511   $ 2,555,714
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
        517,559        288,363       5,597,786        20,742,492      2,048,985         99,536       257,841
             --             --              --                --             --             --            --
       (891,339)      (513,097)     (4,947,669)      (18,474,909)    (1,477,536)    (1,036,788)     (826,146)
------------------------------------------------------------------------------------------------------------
       (373,780)      (224,734)        650,117         2,267,583        571,449       (937,252)     (568,305)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                     GOVERNMENT &
                                                                 MONEY MARKET        QUALITY BOND
                                                                   PORTFOLIO          PORTFOLIO
   -----------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income.......................................  $   3,139,146      $  24,139,970
   Net realized gain (loss) on investments.....................          7,663         (1,655,132)
   Net realized foreign exchange gain (loss) on other assets
     and liabilities...........................................             --                 --
   Net realized gain (loss) on futures contracts...............             --                 --
   Change in unrealized appreciation/depreciation of
     investments...............................................             --        (28,579,504)
   Change in unrealized foreign exchange gain/loss on other
     assets and liabilities....................................             --                 --
   Change in unrealized appreciation/depreciation on futures
     contracts.................................................             --                 --
                                                                 --------------------------------
   Net increase (decrease) in net assets resulting from
     operations................................................      3,146,809         (6,094,666)
                                                                 --------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
   Distributions from capital gains............................             --         (6,865,000)
   Dividends from net investment income........................     (3,146,809)       (16,415,000)
                                                                 --------------------------------
   Total dividends and distributions to shareholders...........     (3,146,809)       (23,280,000)
                                                                 --------------------------------
   CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold...................................    179,814,249        339,390,559
   Proceeds from shares issued for reinvestment of dividends
     and distributions.........................................      3,146,809         23,280,000
   Proceeds received from substitution (See Note 9)............             --         14,298,099
   Cost of shares repurchased..................................   (185,292,057)      (242,689,277)
                                                                 --------------------------------
   Net increase (decrease) in net assets resulting from capital
     share transactions........................................     (2,330,999)       134,279,381
                                                                 --------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     (2,330,999)       104,904,715
                                                                 --------------------------------
   NET ASSETS:
   Beginning of period.........................................     65,553,313        375,667,375
                                                                 --------------------------------
   End of period...............................................  $  63,222,314      $ 480,572,090
                                                                 --------------------------------
                                                                 --------------------------------
   ---------------
   Accumulated undistributed net investment income.............  $          --      $  24,300,344
                                                                 --------------------------------
                                                                 --------------------------------
   Shares issued and repurchased:
   Sold........................................................    179,814,249         23,818,255
   Issued in reinvestment of dividends and distributions.......      3,146,809          1,709,251
   Received from substitution (See Note 9).....................             --          1,006,200
   Repurchased.................................................   (185,292,057)       (17,081,841)
                                                                 --------------------------------
   Net increase (decrease).....................................     (2,330,999)         9,451,865
                                                                 --------------------------------
                                                                 --------------------------------

    See Notes to Financial Statements

---------------------

                      GROWTH                          CAPITAL         NATURAL                       STRATEGIC
     HIGH YIELD     AND INCOME       GROWTH        APPRECIATION      RESOURCES     MULTI-ASSET     MULTI-ASSET
     PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------
    $  2,085,138   $    236,696   $   1,745,601   $     2,275,743   $    484,404   $  2,680,558   $   1,426,461
      (2,182,287)     6,458,624      96,726,357       243,607,186       (369,964)    22,104,039       9,163,556
              --             --              --            (1,936)        (1,166)            --         (71,685)
              --             --              --                --             --       (479,135)        328,500
       1,519,578        759,336      81,579,374       519,981,745     15,443,502     (8,576,025)      5,644,669
              --             --              --            (6,845)           354             --        (235,946)
              --             --              --                --             --        153,571         137,810
---------------------------------------------------------------------------------------------------------------
       1,422,429      7,454,656     180,051,332       765,855,893     15,557,130     15,883,008      16,393,365
---------------------------------------------------------------------------------------------------------------
              --     (6,790,000)    (46,500,000)      (60,660,000)            --    (19,335,000)     (8,025,000)
      (2,865,000)      (320,000)     (2,155,000)         (935,000)      (660,000)    (3,145,000)     (1,065,000)
---------------------------------------------------------------------------------------------------------------
      (2,865,000)    (7,110,000)    (48,655,000)      (61,595,000)      (660,000)   (22,480,000)     (9,090,000)
---------------------------------------------------------------------------------------------------------------
      10,144,582     11,366,907     325,952,545     1,201,270,486     37,745,908      5,709,112       4,034,498
       2,865,000      7,110,000      48,655,000        61,595,000        660,000     22,480,000       9,090,000
              --             --              --                --             --             --      26,895,440
     (17,588,832)   (21,301,389)   (306,568,698)   (1,080,884,798)   (38,211,007)   (38,862,170)    (17,307,393)
---------------------------------------------------------------------------------------------------------------
      (4,579,250)    (2,824,482)     68,038,847       181,980,688        194,901    (10,673,058)     22,712,545
---------------------------------------------------------------------------------------------------------------
      (6,021,821)    (2,479,826)    199,435,179       886,241,581     15,092,031    (17,270,050)     30,015,910
---------------------------------------------------------------------------------------------------------------
      26,098,761     52,189,639     669,329,841     1,100,645,930     39,298,877    146,711,969      49,254,229
---------------------------------------------------------------------------------------------------------------
    $ 20,076,940   $ 49,709,813   $ 868,765,020   $ 1,986,887,511   $ 54,390,908   $129,441,919   $  79,270,139
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    $  2,094,849   $    230,707   $   1,422,103   $     1,884,487   $    474,905   $  2,683,699   $   1,610,943
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
       1,507,875        520,129       9,411,183        28,555,128      2,562,721        419,596         364,726
         478,297        358,006       1,455,429         1,450,659         41,147      1,892,256         880,813
              --             --              --                --             --             --       2,365,474
      (2,544,489)      (983,570)     (8,893,880)      (26,084,913)    (2,643,067)    (2,901,429)     (1,580,847)
---------------------------------------------------------------------------------------------------------------
        (558,317)      (105,435)      1,972,732         3,920,874        (39,199)      (589,577)      2,030,166
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                           ---------------------

---------------------

ANCHOR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION: Anchor Series Trust (the "Trust") was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 26, 1983. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Shares of the portfolios are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies.

The investment objectives for each portfolio are as follows:

The MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less.

The GOVERNMENT & QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal.

The HIGH YIELD PORTFOLIO seeks to produce high current income and secondarily seeks capital appreciation by investing in high-yielding, high-risk, income producing corporate bonds.

The GROWTH AND INCOME PORTFOLIO seeks to provide high current income and long-term capital appreciation by investing primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock.

The GROWTH PORTFOLIO seeks capital appreciation primarily through investments in growth equity securities.

The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation by investing in growth equity securities which are widely diversified by industry and company.

The NATURAL RESOURCES PORTFOLIO seeks a total return through investment primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

The MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk by investing in equity securities, convertible securities, investment grade fixed income securities and money market securities.

The STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return by investing in equity securities, aggressive growth equity securities, international equity securities, investment grade bonds, high-yield, high-risk bonds and money market instruments.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Except for the Money Market Portfolio, short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and ask prices. Discounts or premiums on short-term securities with 60 days or less to maturity are amortized to maturity. Discounts and premiums are determined based upon the cost of the securities to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  For the Money Market Portfolio, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars.

  Market values of investment securities are translated into U.S. dollars at the prevailing rate of exchange on the valuation date.

  Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts ("forward contracts") are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities, including forward commitments on securities are translated at the rate of exchange
---------------------
prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or incurred.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held. The Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gain/loss on other assets and liabilities and change in unrealized foreign exchange gain/loss on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends, discount and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, DIVIDENDS, INVESTMENT INCOME AND EXPENSES: Securities transactions are accounted for as of the trade date. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust does not amortize premiums or accrete discounts on fixed income securities, other than short-term securities, except those with original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost.

  Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the portfolios based upon relative net assets or other appropriate methods. In all other respects, expenses are charged to each portfolio as incurred on a specific identification basis.

  The Trust records dividends and distributions to its shareholders on the ex-dividend date.

  The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the year ended December 31, 1999, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                 ACCUMULATED
                                                                UNDISTRIBUTED     ACCUMULATED
                                                                NET REALIZED     UNDISTRIBUTED       PAID
                                                                 INVESTMENT      NET REALIZED         IN
                                                                 INCOME/LOSS       GAIN/LOSS        CAPITAL
                                                                ---------------------------------------------
Money Market Portfolio......................................      $  8,874        $   (8,874)     $        --
Government & Quality Bond Portfolio.........................       200,886          (250,571)          49,685
High Yield Portfolio........................................        29,900         2,754,901       (2,784,801)
Growth and Income Portfolio.................................            --                --               --
Growth Portfolio............................................      (288,116)          286,116            2,000
Capital Appreciation Portfolio..............................      (341,220)          341,220               --
Natural Resources Portfolio.................................        (1,166)            6,242           (5,076)
Multi-Asset Portfolio.......................................        25,123           (25,123)              --
Strategic Multi-Asset Portfolio.............................       226,325          (195,640)         (30,685)

Reclassifications are primarily due to differing book and tax treatments for foreign currency transactions, market discount, paydowns, and expiring capital loss carryovers.

NOTE 3. OPERATING POLICIES:

REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  At June 30, 2000, the Government & Quality Bond, High Yield, Growth and Income, Growth, Capital Appreciation, Natural Resources, Multi-Asset and Strategic Multi-Asset Portfolios had a 11.2%, 0.2%, 0.1%, 8.0%, 73.6%, 0.8%, 1.8% and 2.1%, respectively, undivided interest, representing $32,735,000, $625,000, $295,000, $23,425,000, $214,540,000, $2,435,000, $5,160,000 and
$6,255,000, respectively, in principal amount, in a joint repurchase agreement with Paribas Corp., which is dated June 30, 2000, bears interest at the rate of 6.6% per annum, has an aggregate principal amount of $291,420,000 and a repurchase price of $291,580,281, matures on
                                                           ---------------------

July 3, 2000, and is collateralized by $85,396,000 of U.S. Treasury Notes, which bear interest at a rate of 6.625% per annum, matures 4/30/2002, $77,181,000 of U.S. Treasury Notes, which bear interest at a rate of 7.5% per annum, matures 11/15/2001, $60,000,000 of U.S. Treasury Bonds, which bear interest at a rate of 12.75% per annum, matures 11/15/2010, and $53,703,000 of U.S. Treasury Notes, which bear interest at a rate of 4.5% per annum, matures 9/30/2000; and have an aggregate value of $297,310,395.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the portfolio as unrealized gain or loss. Upon settlement date, the portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. A portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FORWARD COMMITMENTS: Each portfolio may enter into contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). The forward commitments are marked-to-market daily using the market value of the underlying security that is purchased or sold under the commitment. The change in market value is recorded by the portfolio as unrealized gain or loss of investments. When a commitment is closed, the portfolio records a realized gain or loss equal to the difference between the value of the commitment at the time it was opened and the value at the time it was closed. The realized gain/loss is included with the realized gain/loss on investments in the Statement of Operations. The portfolio assumes the risk of any change in market value of the security beginning on the date of the agreement. Forward commitments may involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a portfolio's exposure in these financial instruments. A portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract the portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolios as unrealized appreciation or depreciation. When a contract is closed, the portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 4. FEDERAL INCOME TAXES: It is each portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to shareholders. Therefore, no federal income tax provision is required. Each portfolio is considered a separate entity for tax purposes.

  At June 30, 2000, the cost of investment securities for book purposes, including short-term securities and aggregate gross unrealized gain (loss) for each portfolio were as follows:

                                                                   AGGREGATE      AGGREGATE
                                                                     GROSS          GROSS        UNREALIZED
                                                                   UNREALIZED     UNREALIZED    GAIN (LOSS)       COST OF
                                                                      GAIN           LOSS           NET         INVESTMENTS
                                                                  -----------------------------------------------------------
    Money Market Portfolio......................................  $         --   $         --   $         --   $   65,895,552
    Government & Quality Bond Portfolio*........................     2,223,239    (17,432,971)   (15,209,732)     508,837,791
    High Yield Portfolio*.......................................       337,130     (2,777,903)    (2,440,773)      19,429,745
    Growth and Income Portfolio.................................    17,937,413     (1,937,768)    15,999,645       29,569,893
    Growth Portfolio............................................   359,486,409    (26,350,559)   333,135,850      628,245,880
    Capital Appreciation Portfolio**............................   803,888,774    (74,150,629)   729,738,145    1,483,700,505
    Natural Resources Portfolio.................................    13,484,120     (3,663,439)     9,820,681       59,451,276
    Multi-Asset Portfolio.......................................    29,481,914     (4,681,996)    24,799,918       94,560,390
    Strategic Multi-Asset Portfolio**...........................     7,376,305     (4,085,369)     3,290,936       69,299,978

 * Post 10/31 Capital Loss Deferrals: Government & Quality Bond $583,960 and High Yield $344,811.

** Post 10/31 Foreign Exchange Loss Deferrals: Capital Appreciation $6,077 and
   Strategic Multi-Asset $77,438.

NOTE 5. INVESTMENT MANAGEMENT AGREEMENTS: The Trust has entered into an Investment Advisory and Management Agreement (the "Management Agreement") with SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of American International Group, Inc., with respect to each portfolio. SAAMCo serves as manager for each of the portfolios. The Management Agreements provide that SAAMCo shall act as investment adviser to the Trust; manage the Trust's investments; administer its business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions.

---------------------

  The Trust pays SAAMCo a monthly fee calculated daily at the following annual percentages of each portfolio's average daily net assets:

                           AVERAGE DAILY     MANAGEMENT
       PORTFOLIO            NET ASSETS          FEE
-------------------------------------------------------
Money Market              $0-$150 million       .500%
                          >  $150 million       .475%
                          >  $250 million       .450%
                          >  $500 million       .425%
Government & Quality
  Bond                    $0-$200 million       .625%
                          > $200  million       .575%
                          > $500  million       .500%
High Yield                $0-$250 million       .700%
                          > $250  million       .575%
                          > $500  million       .500%
Growth and Income         $0-$100 million       .700%
                          >  $100 million       .650%
                          >  $250 million       .600%
                          >  $500 million       .575%

                           AVERAGE DAILY     MANAGEMENT
       PORTFOLIO            NET ASSETS          FEE
-------------------------------------------------------
Growth                    $0-$250 million       .750%
                          >  $250 million       .675%
                          >  $500 million       .600%
Capital Appreciation      $0-$100 million       .750%
                          >  $100 million       .675%
                          >  $250 million       .625%
                          >  $500 million       .600%
Natural Resources         >            $0       .750%
Strategic Multi-Asset/    $0-$200 million      1.000%
Multi-Asset               >  $200 million       .875%
                          >  $500 million       .800%

  SAAMCo has entered into Subadvisory Agreements (the "Subadvisory Agreement") with Wellington Management Company ("WMC") to manage the investments of each portfolio.

  The portion of the investment advisory fees received by SAAMCo which are paid to WMC are as follows:

                           AVERAGE DAILY        WMC
       PORTFOLIO            NET ASSETS       ALLOCATION
-------------------------------------------------------
Money Market              $0-$500 million       .075%
                          >  $500 million       .020%
Government & Quality
  Bond                    $0-$ 50 million       .225%
                          >  $50  million       .125%
                          >  $100 million       .100%
High Yield                $0-$ 50 million       .300%
                          >  $ 50 million       .225%
                          >  $150 million       .175%
                          >  $500 million       .150%
Growth/                   $0-$ 50 million       .325%
Growth and Income         >  $ 50 million       .225%
                          >  $150 million       .200%
                          >  $500 million       .150%
Capital Appreciation      $0-$ 50 million       .375%
                          >  $ 50 million       .275%
                          >  $150 million       .200%
                          >  $500 million       .150%

                           AVERAGE DAILY        WMC
       PORTFOLIO            NET ASSETS       ALLOCATION
-------------------------------------------------------
Natural Resources         $0-$ 50 million       .350%
                          >  $ 50 million       .250%
                          >  $150 million       .200%
                          >  $500 million       .150%
Multi-Asset               $0-$ 50 million       .250%
                          >  $ 50 million       .175%
                          >  $150 million       .150%
Strategic Multi-Asset     $0-$ 50 million       .300%
                          >  $ 50 million       .200%
                          >  $150 million       .175%
                          >  $500 million       .150%

  For the six months ended June 30, 2000, SAAMCo received fees of $12,612,322 from the Trust, of which SAAMCo informed the Trust that $9,222,218 was retained and $3,390,104 was allocated to WMC.

NOTE 6. SECURITIES TRANSACTIONS: The portfolios had the following purchases and sales of long-term securities for the six months ended June 30, 2000:

                                                                      MONEY      GOVERNMENT &                   GROWTH
                                                                      MARKET     QUALITY BOND   HIGH YIELD    AND INCOME
                                                                    PORTFOLIO     `      PORTFOLIO     PORTFOLIO
                                                                     --------------------------------------------------
    Purchases of portfolio securities (excluding U.S. government
      securities)...............................................    $       --   $ 29,899,688   $ 5,155,128   $ 4,057,586
    Sales of portfolio securities (excluding U.S. government
      securities)...............................................            --     10,338,241     7,026,731     8,558,032
    U.S. government securities excluded above were as follows:
    Purchases of U.S. government securities.....................            --     52,280,428            --            --
    Sales of U.S. government securities.........................            --     56,492,124            --            --

                                                           ---------------------

                                                                             CAPITAL        NATURAL                    STRATEGIC
                                                               GROWTH      APPRECIATION    RESOURCES    MULTI-ASSET   MULTI-ASSET
                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                            ---------------------------------------------------------------------
    Purchases of portfolio securities (excluding U.S.
      government securities)............................    $331,293,045   $812,638,256   $31,640,881   $20,685,247   $55,270,453
    Sales of portfolio securities (excluding U.S.
      government securities)............................     300,724,437    684,507,687    23,102,445    27,376,433    60,316,801
    U.S. government securities excluded above were as
      follows:
    Purchases of U.S. government securities.............              --             --            --     1,872,578     2,498,152
    Sales of U.S. government securities.................              --             --            --     6,520,004     3,142,539

NOTE 7. TRUSTEES RETIREMENT PLAN: The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of June 30, 2000, the Trust had accrued $224,763 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the six months ended June 30, 2000, expensed $24,625 for the Retirement Plan, which is included in Trustee fees and expenses on the Statement of Operations.

NOTE 8. TRANSACTIONS WITH AFFILIATES: As disclosed in the investment portfolios, certain Portfolios own common stock issued by American International Group, Inc. ("AIG") or an affiliate thereof. Effective January 1, 1999, SAAMCo, the investment adviser, became a wholly owned subsidiary of AIG. During the six months ended June 30, 2000 the following portfolios recorded realized gains and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                                                    REALIZED     DIVIDEND
                                                                           SECURITY                GAIN/LOSS      INCOME
                                                              -----------------------------------------------------------
    Growth and Income Portfolio.............................  American International Group, Inc.   $   89,720    $ 16,000
    Growth Portfolio........................................  American International Group, Inc.           --     115,768
    Multi-Asset Portfolio...................................  American International Group, Inc.      422,690      28,524
    Capital Appreciation Portfolio..........................  Crown Castle International Corp.        274,860          --
    Capital Appreciation Portfolio..........................  Transatlantic Holdings, Inc.          1,830,906      29,700
    Strategic Multi-Asset Portfolio.........................  Crown Castle International Corp.        136,890          --

NOTE 9. SUBSTITUTION: On August 6, 1999, pursuant to a Substitution Order granted by the Securities and Exchange Commission, the shares of the Fixed Income Portfolio and the Foreign Securities Portfolio were replaced with shares of the Government and Quality Bond Portfolio and Strategic Multi-Asset Portfolio, respectively. As of the close of business on August 6, 1999, the total net assets and unrealized appreciation (depreciation) of the Fixed Income Portfolio and the Foreign Securities Portfolio were as follows:

                                                                                         UNREALIZED
                                                                  NET ASSETS     APPRECIATION (DEPRECIATION)
                                                                  ------------------------------------------
    Fixed Income Portfolio......................................  $14,298,099               580,483
    Foreign Securities Portfolio................................  $26,895,440              (855,708)

---------------------

NOTE 10. SUBSEQUENT EVENT: Subsequent to shareholder approval, effective August 1, 2000, the investment advisory and subadvisory fees on the Capital Appreciation Portfolio changed as follows:

    ADVISORY FEE EFFECTIVE AUGUST 1, 2000  SUBADVISORY FEE EFFECTIVE AUGUST 1, 2000
    0.750% on first $50 million            0.375% on first $50 million
    0.725% on next $50 million             0.275% on next $100 million
    0.700% thereafter                      0.250% thereafter

                                                           ---------------------

---------------------

ANCHOR SERIES TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                     NET                     DIVIDENDS   DIVIDENDS
                                   REALIZED       TOTAL      DECLARED    FROM NET                               NET
           NET ASSET     NET     & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET                 ASSETS
             VALUE     INVEST-   GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                   END OF
 PERIOD    BEGINNING    MENT          ON           MENT        MENT       INVEST-     END OF      TOTAL        PERIOD
 ENDED     OF PERIOD   INCOME*   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**     (000'S)
------------------------------------------------------------------------------------------------------------------------
                                                 Money Market Portfolio
12/31/95    $ 1.00      $0.05       $   --        $ 0.05      $(0.05)     $   --      $ 1.00        5.6%    $     93,692
12/31/96      1.00       0.05           --          0.05       (0.05)         --        1.00        5.0           74,001
12/31/97      1.00       0.05           --          0.05       (0.05)         --        1.00        5.1           69,804
12/31/98      1.00       0.05           --          0.05       (0.05)         --        1.00        5.1           65,553
12/31/99      1.00       0.05           --          0.05       (0.05)         --        1.00        4.7           63,222
06/30/00#     1.00       0.03           --          0.03       (0.03)         --        1.00        2.8           65,667
                                          Government & Quality Bond Portfolio
12/31/95     12.86       0.90         1.55          2.45       (1.08)         --       14.23       19.4          225,579
12/31/96     14.23       0.87        (0.50)         0.37       (0.90)      (0.03)      13.67        2.9          221,603
12/31/97     13.67       0.84         0.42          1.26       (0.92)      (0.05)      13.96        9.5          234,623
12/31/98     13.96       0.79         0.48          1.27       (0.57)      (0.02)      14.64        9.2          375,667
12/31/99     14.64       0.78        (1.02)        (0.25)      (0.51)      (0.21)      13.68      (1.7)          480,572
06/30/00#    13.68       0.41         0.09          0.50          --          --       14.18        3.7          484,677
                                                  High Yield Portfolio
12/31/95      7.87       0.77         0.67          1.44       (0.98)         --        8.33       18.8           46,817
12/31/96      8.33       0.74         0.19          0.93       (0.88)         --        8.38       11.7           45,687
12/31/97      8.38       0.75         0.18          0.93       (0.93)         --        8.38       11.4           40,193
12/31/98      8.38       0.71        (1.13)        (0.42)      (1.16)         --        6.80      (4.5)           26,099
12/31/99      6.80       0.62        (0.25)         0.37       (1.05)         --        6.12        5.7           20,077
06/30/00#     6.12       0.29        (0.41)        (0.12)         --          --        6.00      (2.0)           17,443
                                              Growth and Income Portfolio
12/31/95     11.56       0.61         1.29          1.90       (0.83)      (0.62)      12.01       16.6           32,008
12/31/96++   12.01       0.33         2.02          2.35       (0.77)         --       13.59       20.2           33,465
12/31/97     13.59       0.15         3.74          3.89       (0.34)         --       17.14       28.8           44,417
12/31/98     17.14       0.14         4.80          4.94       (0.17)      (0.80)      21.11       30.2           52,190
12/31/99     21.11       0.10         3.06          3.16       (0.15)      (3.12)      21.00       15.9           49,710
06/30/00#    21.00       0.02         0.20          0.22          --          --       21.22        1.1           45,461


                       RATIO OF NET
           RATIO OF     INVESTMENT
           EXPENSES       INCOME      PORTFOLIO
 PERIOD   TO AVERAGE    TO AVERAGE    TURNOVER
 ENDED    NET ASSETS    NET ASSETS      RATE
                 Money Market Portfolio
12/31/95     0.6%          5.5%            --%
12/31/96     0.6           4.9             --
12/31/97     0.6           5.0             --
12/31/98     0.6           5.0             --
12/31/99     0.7           4.6             --
06/30/00#    0.6+          5.6+            --
           Government & Quality Bond Portfolio
12/31/95     0.7           6.5          135.2
12/31/96     0.7           6.3          106.7
12/31/97     0.7           6.1           75.7
12/31/98     0.7           5.5          150.2
12/31/99     0.7           5.5           31.1
06/30/00#    0.7+          6.0+          15.1
                  High Yield Portfolio
12/31/95     0.9           9.2           68.1
12/31/96     0.9           8.8           58.0
12/31/97     0.9           8.8          101.4
12/31/98     0.9           9.0          109.6
12/31/99     1.2           9.2           55.0
06/30/00#    1.2+          9.8+          30.3
               Growth and Income Portfolio
12/31/95     0.9           5.2           88.8
12/31/96++   0.9           2.5          108.5
12/31/97     0.8           1.0           49.4
12/31/98     0.8           0.7           41.0
12/31/99     0.9           0.5           20.4
06/30/00#    0.9+          0.2+           8.8

---------------
* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
++ Prior to March 1, 1996, the portfolio was invested primarily in convertible debt securities. After that date, the portfolio primarily invests in common stock.
#  Unaudited.
+  Annualized.

---------------------

---------------------

ANCHOR SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                         NET                     DIVIDENDS   DIVIDENDS
                                       REALIZED       TOTAL      DECLARED    FROM NET                              NET
            NET ASSET      NET       & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET               ASSETS
              VALUE     INVESTMENT   GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                 END OF
 PERIOD     BEGINNING     INCOME          ON           MENT        MENT       INVEST-     END OF      TOTAL      PERIOD
  ENDED     OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**    (000'S)
-------------------------------------------------------------------------------------------------------------------------
                                                    Growth Portfolio
 12/31/95    $18.18       $0.11         $ 4.62        $ 4.73      $(0.05)     $(3.38)     $19.48       26.3%    $ 307,857
 12/31/96     19.48        0.20           4.57          4.77       (0.11)      (0.95)      23.19       25.0       366,602
 12/31/97     23.19        0.16           6.76          6.92       (0.20)      (2.87)      27.04       30.4       485,528
 12/31/98     27.04        0.11           7.19          7.30       (0.14)      (1.68)      32.52       29.0       669,330
 12/31/99     32.52        0.08           8.31          8.39       (0.10)      (2.29)      38.52       26.9       868,765
 06/30/00#    38.52        0.02           2.87          2.89          --          --       41.41        7.5       960,913
                                             Capital Appreciation Portfolio
 12/31/95     17.51        0.06           6.00          6.06       (0.15)      (0.20)      23.22       34.6       356,218
 12/31/96     23.22        0.06           5.73          5.79       (0.06)      (0.95)      28.00       25.1       567,672
 12/31/97     28.00        0.02           7.05          7.07       (0.05)      (2.81)      32.21       25.4       814,311
 12/31/98     32.21        0.04           6.24          6.28       (0.02)      (2.88)      35.59       22.2     1,100,646
 12/31/99     35.59        0.08          23.40         23.48       (0.03)      (2.02)      57.02       67.6     1,986,888
 06/30/00#    57.02        0.05           3.98          4.03          --          --       61.05        7.1     2,265,720
                                               Natural Resources Portfolio
 12/31/95     13.29        0.18           2.15          2.33       (0.21)      (0.29)      15.12       17.5        28,941
 12/31/96     15.12        0.22           1.89          2.11       (0.13)      (0.23)      16.87       14.1        45,329
 12/31/97     16.87        0.20          (1.49)        (1.29)      (0.17)      (0.99)      14.42       (8.6)       50,054
 12/31/98     14.42        0.21          (2.72)        (2.51)      (0.19)      (0.13)      11.59      (17.3)       39,299
 12/31/99     11.59        0.14           4.67          4.81       (0.18)         --       16.22       41.5        54,391
 06/30/00#    16.22        0.05           1.30          1.35          --          --       17.57        8.3        68,934
                                                  Multi-Asset Portfolio
 12/31/95     11.71        0.40           2.47          2.87       (0.49)      (1.05)      13.04       24.9       168,243
 12/31/96     13.04        0.35           1.36          1.71       (0.49)      (0.91)      13.35       13.9       150,619
 12/31/97     13.35        0.34           2.36          2.70       (0.43)      (2.10)      13.52       21.1       145,685
 12/31/98     13.52        0.30           2.56          2.86       (0.40)      (2.49)      13.49       24.5       146,712
 12/31/99     13.49        0.26           1.28          1.54       (0.34)      (2.11)      12.58       12.5       129,442
 06/30/00#    12.58        0.14           0.23          0.37          --          --       12.95        2.9       121,106
                                             Strategic Multi-Asset Portfolio
 12/31/95     11.29        0.32           2.18          2.50       (0.23)      (1.78)      11.78       22.8        64,026
 12/31/96     11.78        0.25           1.41          1.66       (0.40)      (0.84)      12.20       14.8        57,744
 12/31/97     12.20        0.23           1.48          1.71       (0.31)      (2.32)      11.28       14.3        53,289
 12/31/98     11.28        0.23           1.13          1.36       (0.26)      (1.92)      10.46       15.2        49,254
 12/31/99     10.46        0.24           2.50          2.74       (0.17)      (1.26)      11.77       28.2        79,273
 06/30/00#    11.77        0.15          (0.22)        (0.07)         --          --       11.70       (0.6)       72,188


                          RATIO OF NET
            RATIO OF       INVESTMENT
            EXPENSES      INCOME (LOSS)   PORTFOLIO
 PERIOD    TO AVERAGE      TO AVERAGE     TURNOVER
  ENDED    NET ASSETS      NET ASSETS       RATE
---------------------------------------------------------
                       Growth Portfolio
 12/31/95      0.9%           0.6%           92.1%
 12/31/96      0.8             0.9           51.7
 12/31/97      0.8             0.6           32.2
 12/31/98      0.8             0.4           27.1
 12/31/99      0.7             0.2           39.9
 06/30/00#     0.7+           0.1+           34.2
                Capital Appreciation Portfolio
 12/31/95      0.8             0.3           60.1
 12/31/96      0.8             0.2           69.2
 12/31/97      0.7             0.1           60.1
 12/31/98      0.7             0.1           59.6
 12/31/99      0.7             0.2           63.7
 06/30/00#     0.7+            0.2+          34.9
                 Natural Resources Portfolio
 12/31/95      1.0             1.3           32.0
 12/31/96      0.9             1.3           52.5
 12/31/97      0.9             1.2           27.9
 12/31/98      0.9             1.6           51.2
 12/31/99      1.0             1.0           86.7
 06/30/00#     0.9+            0.6+          40.7
                    Multi-Asset Portfolio
 12/31/95      1.1             3.2           85.9
 12/31/96      1.1             2.6           64.1
 12/31/97      1.1             2.4           56.5
 12/31/98      1.1             2.2           51.1
 12/31/99      1.1             2.0           40.9
 06/30/00#     1.1+            2.2+          19.2
               Strategic Multi-Asset Portfolio
 12/31/95      1.3             2.7           36.9
 12/31/96      1.4             2.0           51.3
 12/31/97      1.4             1.8           59.7
 12/31/98      1.5             2.0          157.1
 12/31/99      1.5             2.4          158.9
 06/30/00#     1.2+            2.5+          84.2

---------------
* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
#  Unaudited.
+  Annualized.

                                                           ---------------------
                                       63